                                                           S & S DRAFT
                                                           6/24/94

                                                           EXHIBIT 4.7

         _____________________________________________________________



                                 THE DIAL CORP

                                      AND


                    CONTINENTAL BANK, NATIONAL ASSOCIATION,


                                    TRUSTEE


                              ___________________


                                   INDENTURE

                            Dated as of June 1, 1994

                              ___________________




                         Providing for the Issuance of
                        Convertible and Non-convertible
                          Subordinated Debt Securities



         _____________________________________________________________

                                  This Cross Reference Sheet, showing the
location in the Indenture of the provisions inserted pursuant to Sections 310-318(u), inclusive, of the Trust Indenture Act of 1939, is not to be considered a part of the Indenture.


                          TRUST INDENTURE ACT CROSS REFERENCE SHEET

                    Sections of Trust                          Sections of
                      Indenture Act                             Indenture
                    -----------------                        ---------------
                    310(a)(1)  . . . . . . . . . . . . . . .       10.06
                    310(a)(2)  . . . . . . . . . . . . . . .       10.06
                    310(a)(3)  . . . . . . . . . . . . .  Not applicable
                    310(a)(4)  . . . . . . . . . . . . .  Not applicable
                    310(b) . . . . . . . . . . . . . . . . . .     10.07
                    311  . . . . . . . . . . . . . . . . . . .     10.03
                    312. . . . . . . . . . . . . . . . . . .        9.02
                    313  . . . . . . . . . . . . . . . . . .        9.03
                    314(a) . . . . . . . . . . . . . . . . .        9.04
                    314(b) . . . . . . . . . . . . . . .  Not applicable
                    314(c) . . . . . . . . . . . . . . . . . .     14.03
                    314(d) . . . . . . . . . . . . . . .  Not applicable
                    314(e) . . . . . . . . . . . . . . . . . .     14.03
                    315(a) . . . . . . . . . . . . . . . . . .     10.01
                    315(b) . . . . . . . . . . . . . . . . . .     10.11
                    315(c) . . . . . . . . . . . . . . . . . .     10.01
                    315(d) . . . . . . . . . . . . . . . . . .     10.01
                    315(e) . . . . . . . . . . . . . . . . .        6.08
                    316(a) . . . . . . . . . . . . . . .   6.06 and 7.03
                    316(b) . . . . . . . . . . . . . . . . .        6.07
                    317(a) . . . . . . . . . . . . . . .   6.03 and 6.04
                    317(b) . . . . . . . . . . . . . . . . .        5.03
                    318(a) . . . . . . . . . . . . . . . . . .     14.05

                                           TABLE OF CONTENTS*

                                                                                                 PAGE
PARTIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

RECITALS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     Authority of the Company to borrow money and
      issue obligations . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     Corporate action taken to authorize issue
      of Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1

     Corporate action taken to authorize execution
      of Indentures . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   1


                                  ARTICLE ONE

                                  DEFINITIONS

SECTION 1.01.         Terms, unless otherwise defined, to have
                        meanings assigned in the Trust Indenture
                        Act of 1939  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2

SECTION 1.02.         Definitions:
                      Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
                      Affiliate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
                      Authenticating Agent . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
                      Board Resolution . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
                      Business day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
                      Capital Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                      Commission . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                      Common Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                      Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                      Depositary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                      Event of default . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                      Indebtedness . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  3
                      Indenture  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
                      Interest Payment Date  . . . . . . . . . . . . . . . . . . . . . . . . . .  4
                      Lien . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
                      Mandatory Sinking Fund Payment . . . . . . . . . . . . . . . . . . . . . .  4
                      Maturity . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  4
                      Officers' Certificate  . . . . . . . . . . . . . . . . . . . . . . . . . .  4


__________________________________

*    The Table of Contents is not part of the Indenture.

                      Opinion of Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                      Optional Sinking Fund Payment  . . . . . . . . . . . . . . . . . . . . . .      4
                      Outstanding  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      4
                      Person . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
                      Preferred Stock  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      5
                      Principal Office of the Trustee  . . . . . . . . . . . . . . . . . . . . .      6
                      Record Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
                      Redemption Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
                      Redemption Price . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
                      Responsible Officers . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
                      Restricted Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . . .      6
                      Security . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      6
                      Security Co-Registrar  . . . . . . . . . . . . . . . . . . . . . . . . . .      6
                      Security Register; Security Registrar  . . . . . . . . . . . . . . . . . .      7
                      Securityholder; holder of Securities; holder;
                        registered holder  . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
                      Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
                      Stated Maturity  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
                      Subsidiary . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
                      Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      7
                      Trust Indenture Act of 1939 or Trust Indenture Act . . . . . . . . . . . .      7
                      Unrestricted Subsidiary  . . . . . . . . . . . . . . . . . . . . . . . . .      7
                      Voting Stock . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8


                                   ARTICLE TWO

                       FORM, EXECUTION, DELIVERY, TRANSFER
                            AND EXCHANGE OF SECURITIES

SECTION 2.01.          Forms generally  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
                       Record Dates . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      8
                       Place of payment, denominations
                         and numbering of Securities  . . . . . . . . . . . . . . . . . . . . . .      9
SECTION 2.02.          Terms of series  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .      9
SECTION 2.03.          Certificate of authentication necessary
                         to make Securities valid . . . . . . . . . . . . . . . . . . . . . . . .     11
SECTION 2.04.          Form of certificate of authentication  . . . . . . . . . . . . . . . . . .     11
SECTION 2.05.          The Company to maintain register at office or agency
                         in New York  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     12
                       Registration and registration of
                         transfer of Securities . . . . . . . . . . . . . . . . . . . . . . . . .     12
                       Exchange of Securities . . . . . . . . . . . . . . . . . . . . . . . . . .     13
                       Payment in connection with registration
                         of transfer or exchange of Securities  . . . . . . . . . . . . . . . . .     13
                       Persons who may be treated as owners
                         of Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     15

SECTION 2.06.          Replacing Securities mutilated,
                         destroyed, lost or stolen  . . . . . . . . . . . . . . . . . . . . . . .     15
SECTION 2.07.          Rights to interest accrued and unpaid,
                         and to accrue, on Securities delivered
                         in exchange or substitution for other
                         Securities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     16
SECTION 2.08.          Temporary Securities . . . . . . . . . . . . . . . . . . . . . . . . . . .     16


                                 ARTICLE THREE

                              ISSUE OF SECURITIES

SECTION 3.01.           Authentication, Delivery and Dating  . . . . . . . . . . . . . . . . . . .    17


                                  ARTICLE FOUR

                     REDEMPTION OF SECURITIES; SINKING FUND

SECTION 4.01.          Applicability of right of redemption . . . . . . . . . . . . . . . . . . .     19
SECTION 4.02.          Notice of redemption . . . . . . . . . . . . . . . . . . . . . . . . . . .     19
                       Interest to cease after redemption date  . . . . . . . . . . . . . . . . .     20
                       Selection of Securities on partial redemption  . . . . . . . . . . . . . .     20
SECTION 4.03.          Securities of any series to be canceled
                         and discharged on specific conditions  . . . . . . . . . . . . . . . . .     20
SECTION 4.04.          Applicability of sinking fund  . . . . . . . . . . . . . . . . . . . . . .     20
SECTION 4.05.          Mandatory sinking fund obligation  . . . . . . . . . . . . . . . . . . . .     21
SECTION 4.06.          Optional redemption at sinking fund redemption
                         price  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     21
SECTION 4.07.          Application of sinking fund payments . . . . . . . . . . . . . . . . . . .     22


                                  ARTICLE FIVE

                      PARTICULAR COVENANTS OF THE COMPANY

SECTION 5.01.           To pay principal, premium, if any,
                           and interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    23
SECTION 5.02.           To maintain office or agency in New York . . . . . . . . . . . . . . . . .    23
SECTION 5.03.           The Company, or paying agent, to hold in
                           trust moneys for payment of principal,
                           premium, if any, and interest . . . . . . . . . . . . . . . . . . . . .    23
SECTION 5.04.           Maintenance of corporate existence . . . . . . . . . . . . . . . . . . . .    25
SECTION 5.05.           Restrictions on consolidation, merger,
                           sale, etc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    25
SECTION 5.06.           Annual statement concerning compliance

                            with covenants . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     25
SECTION 5.07.             Compliance with covenants and conditions
                            may be waived by holders of Securities . . . . . . . . . . . . . . . . .     26


                                  ARTICLE SIX

                    REMEDIES OF TRUSTEE AND SECURITYHOLDERS

SECTION 6.01.            Events of default  . . . . . . . . . . . . . . . . . . . . . . . . . . . .     26
SECTION 6.02.            Acceleration of maturity of principal
                           on default . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     28
                         Waiver of acceleration of maturity . . . . . . . . . . . . . . . . . . . .     28
SECTION 6.03.            The Company, failing for 30 days to
                            pay any installment of interest or sinking
                            fund payment or failing to pay principal
                            when due, will pay to Trustee at its
                            request whole amount due  . . . . . . . . . . . . . . . . . . . . . . .     28
                         Upon failure to pay, Trustee may recover
                           judgment for ratable benefit of Securityholders  . . . . . . . . . . . .     29
SECTION 6.04.            Trustee appointed attorney-in-fact for
                            Securityholders to file claims  . . . . . . . . . . . . . . . . . . . .     29
SECTION 6.05.            Application of moneys collected by
                           Trustee  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
SECTION 6.06.            Securityholders may direct proceedings
                           and waive defaults . . . . . . . . . . . . . . . . . . . . . . . . . . .     30
SECTION 6.07.            Limitations on rights of Securityholders
                           to institute proceedings . . . . . . . . . . . . . . . . . . . . . . . .     31
SECTION 6.08.            Assessment of costs and attorneys' fees
                           in legal proceedings . . . . . . . . . . . . . . . . . . . . . . . . . .     32
SECTION 6.09.            Remedies cumulative  . . . . . . . . . . . . . . . . . . . . . . . . . . .     32


                                 ARTICLE SEVEN

                         CONCERNING THE SECURITYHOLDERS

SECTION 7.01.            Evidence of action by Securityholders  . . . . . . . . . . . . . . . . . .     33
SECTION 7.02.            Proof of execution of instruments and
                            of holding of Securities  . . . . . . . . . . . . . . . . . . . . . . .     33
SECTION 7.03.            Securities owned by the Company or other
                           obligor on the Securities to be
                           disregarded in certain cases . . . . . . . . . . . . . . . . . . . . . .     33
SECTION 7.04.            Revocation by Securityholders of
                           consents to action.  . . . . . . . . . . . . . . . . . . . . . . . . . .     34

                                 ARTICLE EIGHT

                           SECURITYHOLDERS' MEETINGS

SECTION 8.01.           Purposes of meetings . . . . . . . . . . . . . . . . . . . . . . . . . . .     34
SECTION 8.02.           Call of meetings by Trustee. . . . . . . . . . . . . . . . . . . . . . . .     35
SECTION 8.03.           Call of meetings by Company or Securityholders . . . . . . . . . . . . . .     35
SECTION 8.04.           Qualifications for voting  . . . . . . . . . . . . . . . . . . . . . . . .     35
SECTION 8.05.           Regulation of meetings . . . . . . . . . . . . . . . . . . . . . . . . . .     35
SECTION 8.06.           Voting . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     36
SECTION 8.07.           No delay of rights by meeting  . . . . . . . . . . . . . . . . . . . . . .     36


                                  ARTICLE NINE

                     REPORTS BY THE COMPANY AND THE TRUSTEE
                           AND SECURITYHOLDERS' LISTS

SECTION 9.01.           Company to Furnish Trustee Names
                          and Addresses of Holders . . . . . . . . . . . . . . . . . . . . . . . .     37
SECTION 9.02.           Preservation of Information;
                          Communications to Holders  . . . . . . . . . . . . . . . . . . . . . . .     37
SECTION 9.03.           Reports by Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . .     37
SECTION 9.04.           Reports by Company . . . . . . . . . . . . . . . . . . . . . . . . . . . .     38


                                  ARTICLE TEN

                             CONCERNING THE TRUSTEE

SECTION 10.01.          Certain Rights of Trustee  . . . . . . . . . . . . . . . . . . . . . . . .     38
SECTION 10.02.          Not Responsible for Recitals
                          or Issuance of Securities  . . . . . . . . . . . . . . . . . . . . . . .     39
SECTION 10.03.          May Hold Securities  . . . . . . . . . . . . . . . . . . . . . . . . . . .     40
SECTION 10.04.          Money Held in Trust  . . . . . . . . . . . . . . . . . . . . . . . . . . .     40
SECTION 10.05.          Compensation and Reimbursement . . . . . . . . . . . . . . . . . . . . . .     40
SECTION 10.06.          Corporate Trustee Required;
                          Eligibility  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     41
SECTION 10.07.          Resignation and Removal;
                          Appointment of Successor . . . . . . . . . . . . . . . . . . . . . . . .     41
SECTION 10.08.          Acceptance of Appointment by Successor . . . . . . . . . . . . . . . . . .     42
SECTION 10.09.          Merger, Conversion, Consolidation or
                          Succession to Business . . . . . . . . . . . . . . . . . . . . . . . . .     44
SECTION 10.10.          Appointment of Authenticating Agent  . . . . . . . . . . . . . . . . . . .     44
SECTION 10.11.          Notice of Defaults . . . . . . . . . . . . . . . . . . . . . . . . . . . .     45

                                 ARTICLE ELEVEN

                                   DEFEASANCE

SECTION 11.01.          Discharge of Indenture upon payment of Securities  . . . . . . . . . . . .     46
SECTION 11.02.          Discharge of Securities of any series
                          upon deposit of moneys . . . . . . . . . . . . . . . . . . . . . . . . .     46
SECTION 11.03.          Interest on moneys deposited . . . . . . . . . . . . . . . . . . . . . . .     47
                          Moneys unclaimed for three years to be
                          returned to the Company  . . . . . . . . . . . . . . . . . . . . . . . .     47
                        Moneys deposited with Trustee to pay
                          principal, premium, if any, or interest to be held in trust  . . . . . .     47


                                 ARTICLE TWELVE

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                       OFFICERS, DIRECTORS AND EMPLOYEES

SECTION 12.01.          Liability solely corporate.  . . . . . . . . . . . . . . . . . . . . . . .     47


                                ARTICLE THIRTEEN

                            SUPPLEMENTAL INDENTURES

SECTION 13.01.          Without consent of Securityholders, the
                          Company and Trustee may enter into
                          supplemental indentures for specified
                          purposes . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     48
SECTION 13.02.          Modification of Indenture by
                          supplemental indenture with consent
                          of Securityholders.  . . . . . . . . . . . . . . . . . . . . . . . . . .     49
SECTION 13.03.          Upon request of the Company, Trustee to join
                          in execution of supplemental indenture . . . . . . . . . . . . . . . . .     50
SECTION 13.04.          Effect of supplemental indenture . . . . . . . . . . . . . . . . . . . . .     51
SECTION 13.05.          Matters provided for in supplemental
                          indenture may be noted on Securities,
                          or new Securities appropriately
                          modified may be issued in exchange
                          for outstanding Securities.  . . . . . . . . . . . . . . . . . . . . . .     51
SECTION 13.06.          Supplemental indentures to conform to
                          Trust Indenture Act of 1939  . . . . . . . . . . . . . . . . . . . . . .     51
SECTION 13.07.          Effect of  supplemental indenture on
                          Senior Indebtedness  . . . . . . . . . . . . . . . . . . . . . . . . . .     51

                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

SECTION 14.01.          Consolidation, merger, sale or lease . . . . . . . . . . . . . . . . . . .     51
SECTION 14.02.          Rights under Indenture confined
                          to parties and holders of Securities . . . . . . . . . . . . . . . . . .     52
SECTION 14.03.          Evidence of compliance
                          with conditions precedent  . . . . . . . . . . . . . . . . . . . . . . .     52
                        As evidence of compliance, Officers'
                          Certificate and Opinion of Counsel to
                          be furnished to Trustee  . . . . . . . . . . . . . . . . . . . . . . . .     53
                        Contents of certificates and opinions
                          Trustee may examine books and records of
                          the Company. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     53
SECTION 14.04.          Cancellation of Securities.  . . . . . . . . . . . . . . . . . . . . . . .     53
SECTION 14.05.          Provisions required by Trust Indenture
                          Act of 1939 to control . . . . . . . . . . . . . . . . . . . . . . . . .     54
SECTION 14.06.          Action of authorized committee deemed to
                          be action of Board of Directors  . . . . . . . . . . . . . . . . . . . .     54
SECTION 14.07.          Notices  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     54
SECTION 14.08.          Act of Holders . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     54
SECTION 14.09.          Payments due on Non-Business days  . . . . . . . . . . . . . . . . . . . .     55
SECTION 14.10.          Execution in counterparts. . . . . . . . . . . . . . . . . . . . . . . . .     56
SECTION 14.11.          Indenture deemed a New York contract . . . . . . . . . . . . . . . . . . .     56


                                ARTICLE FIFTEEN

                          SUBORDINATION OF SECURITIES

SECTION 15.01.           Agreement to Subordinate . . . . . . . . . . . . . . . . . . . . . . . . .    56
SECTION 15.02.           Distribution on Dissolution, Liquidation and
                           Reorganization; Subrogation of Securities  . . . . . . . . . . . . . . .    56
SECTION 15.03.           Unconditional Obligation of the Company to
                           make Payments on Securities  . . . . . . . . . . . . . . . . . . . . . .    58
SECTION 15.04.           Prior Payments of Senior Indebtedness upon
                           Maturity; No Payment on Securities upon
                           event of default on Senior Indebtedness  . . . . . . . . . . . . . . . .    58
SECTION 15.05.           Payments on Securities Permitted . . . . . . . . . . . . . . . . . . . . .    59
SECTION 15.06.           Trustee as Holder of Senior Indebtedness . . . . . . . . . . . . . . . . .    60
SECTION 15.07.           No Impairment of Right to Enforce Subordination
                           by Holders of Senior Indebtedness  . . . . . . . . . . . . . . . . . . .    60
SECTION 15.08.           Authorization of Holders of Securities to Holders
                           of Senior Indebtedness and Trustee to Effect
                           Subordination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .    60

SECTION 15.09.          No Fiduciary Duty by Trustee to Holders of
                          Senior Indebtedness    . . . . . . . . . . . . . . . . . . . . . . . . .     61
SECTION 15.10.          All Provisions of Indenture Subject to this Article  . . . . . . . . . . .     61


TESTIMONIUM  .  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
SIGNATURES AND SEALS  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  62
ACKNOWLEDGEMENTS

                                  INDENTURE, dated as of June 1, 1994, between
THE DIAL CORP, a corporation organized and existing under the laws of the State of Delaware (hereinafter called the "Company"), party of the first part, and Continental Bank, National Association, as trustee (hereinafter called the "Trustee"), party of the second part.


                                    RECITALS

                                  The Company is authorized and empowered to
borrow money for its corporate purposes and to issue its bonds, debentures, notes and other obligations for money so borrowed.

                                  The Company has duly authorized the issue, in
one or more series as in this Indenture provided, from time to time of its subordinated debt securities (hereinafter called the "Securities"), which may be either convertible or non- convertible, and, to provide the general terms and conditions upon which the Securities are to be authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Indenture.

                                  The Trustee has power to enter into this
Indenture and to accept and execute the trusts herein created.

                                  The Company represents that all acts and
things necessary to make the Securities, when executed by the Company and authenticated and delivered by the Trustee as in this Indenture provided and issued, the valid, binding and legal obligations of the Company, will, at the time of such execution, authentication and delivery, have been done and performed; that all acts and things necessary to constitute these presents a valid indenture and agreement according to its terms have been done and performed; that the execution of this Indenture has in all respects been duly authorized and the issue hereunder of the Securities will, at the time of the issue thereof, have in all respects been duly authorized; and that the Company, in the exercise of each and every legal right and power in it vested, executes this Indenture and proposes to make, execute, issue and deliver the Securities.

                                  NOW, THEREFORE, THIS INDENTURE WITNESSETH:

                                  That, in consideration of the premises and of
the acceptance and purchase of the Securities by the holders thereof, the Company covenants and agrees with the Trustee, for the equal benefit of all the holders from time to time of the Securities, without preference, priority or distinction of any thereof over any other thereof by reason of priority in time of issuance or negotiation, or otherwise, as follows:

                                  ARTICLE ONE

                                  DEFINITIONS

                                  SECTION 1.01.

                                  Unless otherwise defined in this Indenture or
the context otherwise requires, all terms used herein shall have the meanings assigned to them in the Trust Indenture Act of l939.

                                  SECTION 1.02.  Unless the context otherwise
requires, the terms defined in this Section 1.02 shall for all purposes of this Indenture have the meanings hereinafter set forth, the following definitions to be equally applicable to both the singular and the plural forms of any of the terms herein defined:

                                  Act:  The term "Act", when used with respect
                          to any holders, has the meaning specified in Section 14.08.

                                  Affiliate:  The term "Affiliate" means, with
                          respect to any specified person, any other person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified person. For the purposes of this definition, "control" when used with respect to any specified person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

                                  Authenticating Agent:  The term
                          "Authenticating Agent" means the Trustee and/or the authenticating agent, if any, appointed by the Trustee and acting pursuant to Section 10.10.

                                  Board Resolution:  The term "Board
                          Resolution" means a copy of a resolution or resolutions certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors or any committee of the Board of Directors (or committee of officers or other representatives of the Company, to the extent that any such committee or committees have been authorized by the Board of Directors to establish or approve the matters contemplated by Section 2.02 hereof) and to be in full force and effect on the date of such certification, and delivered to the Trustee.

                                  Business day:  The term "business day" shall
                          mean a day which in The City of New York or Chicago is not a day on which banking institutions are authorized or obligated by law or executive order to close.

                                  Capital Stock:  The term "Capital Stock"
                          shall mean, with respect to any person, all Common Stock and Preferred Stock of such person.

                                  Commission:  The term "Commission" means the
                          Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934 or, if at any time after the execution of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time.

                                  Common Stock:  The term "Common Stock" shall
                          mean, with respect to any person, any and all shares, interests and participations (however designated and whether voting or non-voting) in such person's common equity, whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all series and classes of such common stock.

                                  Company:  The term "Company" shall mean The
                          Dial Corp and, subject to the provisions of Section 14.01, shall also include its successors and assigns.

                                  Depositary:  With respect to the Securities
                          of any series issuable or issued in whole or in part in global form, the person designated as Depositary by the Company pursuant to Section 2.02 until a successor Depositary shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Depositary" shall mean or include each person who is then a Depositary hereunder, and if at any time there is more than one such person, "Depositary" as used with respect to the Securities of any such series shall mean the "Depositary" with respect to the Securities of that series.

                                  Event of default:  The term "event of
                          default" shall have the meaning specified in Section 6.01.

                                  Indebtedness:  The term "Indebtedness" shall
                          mean, with respect to any person, (a) any liability of such person (1) for borrowed money, or under any reimbursement obligation, contingent or otherwise, relating to an acceptance, letter of credit or similar facilities, or (2) evidenced by a bond, note, debenture or similar instrument (including a purchase money obligation) given in connection with the acquisition of any businesses, properties or assets of any kind (other than a trade payable or a current liability arising in the ordinary course of business), or (3) for the payment of money relating to a capitalized lease; (b) all obligations of such person to purchase redeem, retire, defease or otherwise make any payment in respect of any Capital Stock of or other ownership or profit interest in such person or any of its Affiliates or any warrants, rights or options to acquire such Capital Stock, valued, in the case of redeemable stock, at the greater of its voluntary or involuntary liquidation preference plus accrued and unpaid dividends; (c) any liability of others described in the preceding clause (a) that the person has guaranteed or that is otherwise its legal liability; and (d) any amendment, supplement, modification, deferral, renewal, extension or refunding of any liability of the types referred to in clauses (a), (b) and (c) above. For purposes of determining any particular amount of Indebtedness under this definition, guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also be included.

                                  Indenture:  The term "Indenture" or "this
                          Indenture" shall mean this instrument and all indentures supplemental hereto.

                                  Interest Payment Date:  The term "Interest
                          Payment Date" when used with respect to any Security shall mean the Stated Maturity of an installment of interest on such Security.

                                  Lien:  The term "Lien" means any mortgage,
                          lien, charge, claim, security interest, pledge, hypothecation, right of another under any conditional sale or other title retention agreement, or any other encumbrance affecting title to property.

                                  Mandatory Sinking Fund Payment:  The term
                          "Mandatory Sinking Fund Payment" shall have the meaning specified in Section 4.04.

                                  Maturity:  The term "Maturity", with respect
                          to any Security, shall mean the date on which the principal of such Security shall become due and payable as therein and herein provided, whether by declaration, call for redemption or otherwise.

                                  Officers' Certificate:  The term "Officers'
                          Certificate", when used with respect to the Company, shall mean a certificate signed by the Chairman of the Board of Directors, the President or any Vice President and by the Treasurer, any Assistant Treasurer, the Controller, any Assistant Controller, the Secretary or any Assistant Secretary of the Company.

                                  Opinion of Counsel:  The term "Opinion of
                          Counsel" shall mean an opinion in writing signed by legal counsel, who may be counsel for the Company.

                                  Optional Sinking Fund Payment:  The term
                          "Optional Sinking Fund Payment" shall have the meaning specified in Section 4.04.

                                  Outstanding:  The term "outstanding", when
                          used as of any particular time with reference to Securities, shall mean, as of the date of determination and subject to Section 7.03, all Securities theretofore authenticated and delivered by the Trustee under this Indenture, except

                                        (a)  Securities or portions thereof for
                                  which (i) funds, or as provided in Section
                                  11.02 hereof, direct obligations of the
                                  United States of America, sufficient to pay the principal thereof, premium, if any, thereon and all unpaid interest thereon to Maturity or to the date fixed for the redemption thereof shall have been deposited in trust for such purpose as provided herein with the Trustee or with any paying agent (other than the Company) or shall have been set aside and segregated in trust by the Company (if the Company shall act as its own paying agent) and (ii) in case of redemption, notice of redemption thereof shall have been duly given or provision satisfactory to the Trustee for the giving of such notice shall have been made;

                                        (b)  Securities which shall have been
                                  cancelled or surrendered to the Trustee for cancellation; and

                                        (c)  Securities in lieu of or in
                                  substitution for which other Securities shall have been authenticated and delivered pursuant to Section 2.05 or 2.06;

                          provided, however, that in determining whether the holders of the requisite principal amount of Outstanding Securities have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Securities which the Trustee knows to be so owned shall be so disregarded. Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor.

                                  Person:  The term "person" shall mean an
                          individual, a corporation, a partnership, a joint venture, an association, a joint stock company, a trust, an unincorporated organization or a government or an agency or political subdivision thereof.

                                  Preferred Stock:  The term "Preferred Stock"
                          shall mean, with respect to any person, any and all shares, interests, participations or other equivalents (however designated) of such person's preferred or preference stock whether now outstanding or issued after the date of this Indenture, and includes, without limitation, all classes and series of preferred or preference stock.

                                  Principal Office of the Trustee:  The term
                          "Principal Office of the Trustee", or other similar term, shall mean the principal corporate trust office of the Trustee at which its principal trust business is administered. As of the date hereof, the Principal Office of the Trustee is located at 231 S. LaSalle St., Chicago, IL 60697 (telephone: (312) 828-7321 and telecopier: (312) 828-6528).

                                  Record Date:  The term "Record Date" shall
                          mean, with respect to any interest payable on any Security on any Interest Payment Date, the close of business on the date specified in such Security or, in the case of defaulted interest, the close of business on any subsequent record date established as provided in Section 2.01 (in each case whether or not such day is a business day).

                                  Redemption Date:  The term "Redemption Date"
                          when used with respect to any Security to be redeemed, in whole or in part, shall mean the date fixed for such redemption by or pursuant to this Indenture and the terms of such Security.

                                  Redemption Price:  The term "Redemption
                          Price" when used with respect to any Security to be redeemed shall mean the price (exclusive of accrued interest) at which it is to be redeemed pursuant to this Indenture and the terms of such Security.

                                  Responsible Officers:  The term "Responsible
                          Officers" of the Trustee hereunder shall mean and include the chairman and any vice chairman of the board of directors, the president, the chairman and any vice chairman of the executive committee of the board of directors, or any officer in the corporate trust department of the Trustee customarily performing functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of his knowledge of, and familiarity with, a particular subject.

                                  Restricted Subsidiary:  The term "Restricted
                          Subsidiary" means any Subsidiary which is designated as such by Board Resolution and at least a majority of the shares of Voting Stock of which shall at the time be owned, directly, by the Company or by one or more Restricted Subsidiaries or by the Company and one or more Restricted Subsidiaries.

                                  Security:  The term "Security" shall mean one
                          of the Securities duly authenticated by the Trustee and delivered pursuant to the provisions of this Indenture.

                                  Security Co-Registrar:  The term "Security
                          Co-Registrar" has the meaning specified in Section
                          2.05.

                                  Security Register; Security Registrar:  The
                          terms "Security Register" and "Security Registrar" have the respective meanings specified in Section 2.05.

                                  Securityholder; holder of Securities; holder;
                          registered holder: The term "Securityholder" or "holder of Securities" or "holder" or "registered holder", with respect to a Security, shall mean the person in whose name such Security or Securities shall be registered in the register kept for that purpose hereunder.

                                  Senior Indebtedness:  The term "Senior
                          Indebtedness" means the principal of (and premium, if any) and unpaid interest on (i) indebtedness of the Company (including indebtedness of others guaranteed by the Company), whether outstanding on the date hereof or thereafter created, incurred, assumed or guaranteed, for money borrowed (other than the indebtedness evidenced by the Securities outstanding on the date hereof or thereafter created), unless in the instrument creating or evidencing the same or pursuant to which the same is outstanding it is provided that such indebtedness is not senior or prior in right of payment to the Securities or is made subordinate to any other indebtedness of the Company on the same or substantially the same basis as the Securities are made subordinate and (ii) renewals, extensions, modifications and refundings of any such indebtedness.

                                  Stated Maturity:  The term "Stated Maturity"
                          when used with respect to any Security or any installment of interest thereon shall mean the date specified in such Security as the fixed date on which the principal (or any portion thereof) of or premium, if any, on such Security or such installment of interest is due and payable.

                                  Subsidiary:  The term "Subsidiary" shall mean
                          any corporation at least a majority of the Voting Stock of which shall at the time be owned, directly or indirectly, by the Company, or one or more Subsidiaries, or by the Company and one or more Subsidiaries.

                                  Trustee:  The term "Trustee" shall mean the
                          trustee hereunder for the time being, whether original or successor, and if at any time there is more than one such trustee, "Trustee" as used with respect to the Securities of any series shall mean the trustee with respect to Securities of that series.

                                  Trust Indenture Act of 1939 or Trust
                          Indenture Act: The term "Trust Indenture Act of 1939" or "Trust Indenture Act" shall mean such Act as amended from time to time except as provided in
                          Section 13.06 or otherwise required by law.

                                  Unrestricted Subsidiary:  The term
                          "Unrestricted Subsidiary" shall mean any Subsidiary other than a Restricted Subsidiary.

                                  Voting Stock:  The term "Voting Stock" means
                          stock of any class or classes (however designated) having ordinary voting power for the election of a majority of the members of the board of directors (or any governing body) of such corporation, other than stock having such power only by reason of the happening of a contingency.

                                  Certain other terms, relating principally to
provisions included in this Indenture in compliance with the Trust Indenture Act of 1939, are defined in Article Ten.


                                  ARTICLE TWO

                    FORM, EXECUTION, DELIVERY, TRANSFER AND
                             EXCHANGE OF SECURITIES

                                  SECTION 2.01.

                                  The Securities of each series shall be
issuable in registered form and shall be in substantially such form as shall be established by or pursuant to a Board Resolution or in one or more indentures supplemental hereto, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the officers of the Company executing the same may approve (execution thereof to be conclusive evidence of such approval) and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which the Securities may be listed, or to conform to usage. The Securities shall be issued, except as otherwise provided with respect to any series of Securities pursuant to Section 2.02, in the denomination of $1,000 and any larger denomination which is an integral multiple of $1,000 approved by the Company, such approval to be evidenced by the execution thereof.


                                  If Securities of a series are issuable in
whole or in part in global form, any such Security may provide that it shall represent the aggregate amount of Outstanding Securities from time to time endorsed thereon and may also provide that the aggregate amount of Outstanding Securities represented thereby may from time to time be reduced to reflect exchanges or increased to reflect the issuance of additional Securities. Any endorsement of a Security in global form to reflect the amount, or any increase or decrease in the amount, of Outstanding Securities represented thereby shall be made in such manner and by such person or persons, as shall be specified therein or in the Company order of authentication delivered to the Trustee pursuant to Section 2.04.

                                  The person in whose name any Security is
registered at the close of business on any Record Date with respect to any Interest Payment Date shall be entitled to receive the interest payable on such Interest Payment Date notwithstanding the cancellation of such Security upon any transfer or exchange thereof subsequent to such Record Date and prior to such Interest Payment Date; provided, however, that, if and to the extent the Company shall default in the payment of the interest due on such Interest Payment Date, the defaulted interest shall be paid to the persons in whose names the outstanding Securities are registered on a subsequent record date, such record date to be not less than 5 days prior to the date of payment of such defaulted interest, established by notice given by mail by or on behalf of the Company to the holders of Securities not less than 15 days preceding such subsequent record date.

                                  The principal of and interest and premium, if
any, on the Securities shall be payable at each office or agency of the Company designated pursuant to Section 5.02 for such purpose; provided, however, that interest may at the option of the Company be paid by check mailed to the address of the person entitled thereto as such address shall appear in the Security Register (including the records of any Security Co-Registrar). Such payments will be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.

                                  SECTION 2.02.

                                  The aggregate principal amount of Securities
which may be authenticated and delivered under this Indenture is unlimited.
The Securities shall be subordinated in right of payment to Senior Indebtedness as provided in Article Fifteen.

                                  The Securities may be issued in one or more
series. There shall be established by or pursuant to a Board Resolution, and set forth in an Officers' Certificate, or established in one or more indentures supplemental hereto, prior to the issuance of Securities of any series:

                                  (a)      the title of the Securities of the
                          series (which shall distinguish the Securities of the series from the Securities of all other series, except to the extent that additional Securities of an existing series are being issued);

                                  (b)      any limit upon the aggregate
                          principal amount of the Securities of the series which may be outstanding under this Indenture (except as otherwise provided in Section 2.06, 2.08, 4.02 or 13.05);

                                  (c)      the date or dates on which the
                          principal of the Securities of the series is payable;

                                  (d)      the rate or rates at which the
                          Securities of the series shall bear interest, if any, or the method by which such rate or rates shall be determined, the date or dates from which such interest shall accrue, or the method by which such date or dates shall be determined, the interest payment dates on which such interest shall be payable and the record dates for the determination of holders to whom interest is payable;

                                  (e)      the place or places where the
                          principal of, premium, if any, and interest on Securities of the series shall be payable;

                                  (f)      the price or prices at which, the
                          period or periods within which and the terms and conditions upon which Securities of the series may be redeemed, in whole or in part, at the option of the Company, if the Company is to have that option;

                                  (g)      the obligation, if any, of the
                          Company to redeem, purchase or repay Securities of the series pursuant to any sinking fund or analogous provisions or at the option of a holder thereof and the price or prices at which the period or periods within which and the terms and conditions upon which Securities of the series shall be redeemed, purchased or repaid, in whole or in part, pursuant to such obligation;

                                  (h)      if other than denominations of
                          $1,000 or any integral multiple thereof, the denominations in which Securities of the series shall be issuable;

                                  (i)      if other than the principal amount
                          thereof, the portion of the principal amount of the Securities of the series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 6.02;

                                  (j)      the issuance of the Securities of
                          such series in whole or in part in global form and, if so, the identity of the Depositary for such Securities in global form, and the terms and conditions, if any, upon which interests in such Securities in global form may be exchanged, in whole or in part, for the individual Securities represented thereby;

                                  (k) any deletions from, modifications of or additions to the events of default or covenants of the Company with respect to any of such Securities, whether or not such events of default or covenants are consistent with the events of default or covenants set forth herein;

                                  (l)      if the Securities of such series
                          will be issuable upon the conversion of other securities of the Company or upon the exercise of warrants, the time, manner and place for such Securities to be authenticated and delivered;

                                  (m) if the Securities of the series will be convertible into or exchangeable for Common Stock or other securities of the Company and, if so, the terms and conditions upon which such Securities will be so convertible or exchangeable; and

                                  (n) any other terms of the Securities of the series (which terms shall not be inconsistent with the provisions of this Indenture).

                                  All Securities of any one series shall be
substantially identical except as to denomination and except as may otherwise be provided by or pursuant to such Board Resolution, and set forth in such Officers' Certificate, or in any such indenture supplemental hereto. If any of the terms of a series of Securities are established by action taken pursuant to a Board Resolution, a copy of such Board Resolution shall be delivered to the Trustee at or prior to the delivery of the Officers' Certificate setting forth the terms of such series. All Securities of any one series need not be issued at the same time and, unless otherwise so provided by the Company, a series may be reopened for issuances of additional Securities of such series or to establish additional terms of such series of Securities.

                                  SECTION 2.03.

                                  The Securities shall be signed in the name
and on behalf of the Company by the manual or facsimile signature of its Chairman of the Board of Directors, its President or one of its Vice Presidents, under its corporate seal (which may be printed, engraved or otherwise reproduced thereon, by facsimile or otherwise) which shall be attested by the manual or facsimile signature of its Secretary, or one of its Assistant Secretaries. The Securities shall then be delivered to the Trustee or the Authenticating Agent for authentication by it, and thereupon, as provided herein, the Trustee or the Authenticating Agent shall authenticate and deliver such Securities. In case any officer of the Company who shall have signed any of the Securities shall cease to be such officer of the Company before the Securities so signed shall have been actually authenticated and delivered by the Trustee or the Authenticating Agent, such Securities may nevertheless be issued, authenticated and delivered as though the person who signed such Securities had not ceased to be such officer of the Company; and also any of the Securities may be signed on behalf of the Company by any person who at the time of the execution of such Securities shall be the proper officer of the Company, even though at the date of the execution of this Indenture such person may not have been such officer of the Company.

                                  SECTION 2.04.

                                  Only such of the Securities as shall bear
thereon a certificate substantially in the form of the Trustee's certificate of authentication hereinafter recited, executed by the Trustee or the Authenticating Agent, shall be valid or become obligatory for any purpose or entitle the holder thereof to any right or benefit under this Indenture, and the certificate of authentication by the Trustee or the Authenticating Agent upon any such Security executed on behalf of the Company as aforesaid shall be conclusive evidence, and the only evidence, that the Security so authenticated has been duly authenticated and delivered hereunder and that the holder thereof is entitled to the benefits of this Indenture.

                                  The Trustee's certificate of authentication
on all Securities shall be in substantially the following form:

                                  This is one of the Securities issued under the Indenture described herein.

                                                 Continental Bank,
                                                 National Association,
                                                 as Trustee


                                                 By ____________________________
                                                        Authorized Signatory

                                                 or (if an Authenticating Agent
                                                 is appointed pursuant to
                                                 Section 10.10)

                                                 Continental Bank,
                                                 National Association,
                                                 as Trustee

                                                 By (Name of Agent) as
                                                    Authenticating Agent



                                                 By ____________________________
                                                        Authorized Signatory


                                  SECTION 2.05.

                                  The Company shall cause to be kept a register
(herein sometimes referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities and of transfers of Securities. Unless and until otherwise determined by the Company, by Board Resolution, the Security Register initially shall be kept at the Principal Office of the Trustee. The Trustee is hereby appointed "Security Registrar" for the purpose of registering Securities and transfers of Securities as herein provided. The Company may appoint one or more "Security Co-Registrars" for such purpose. The Security Registrar and any Security Co-Registrars are herein sometimes referred to, and are appointed as, the "Security Registrar".

                                  Upon surrender for registration of transfer
of any Security of any series at any office or agency of the Company designated pursuant to Section 5.02 for such purpose or at the office of any Security Co-Registrar, the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver a Security or Securities of such series for a like aggregate principal amount, in such authorized denomination or denominations and registered in such name or names as may be requested. The transfer of any security shall not be valid as against the Company or the Trustee unless registered at such offices or agency by the registered holder, or by his attorney duly authorized in writing.

                                  Securities of any series in their several
authorized denominations are exchangeable for a Security or Securities of such series in authorized denominations and of a like aggregate principal amount. Securities to be exchanged as aforesaid shall be surrendered for that purpose by the registered holder thereof at such offices or agency, and the Company shall execute and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange therefor the Security or Securities in such authorized denomination or denominations as the Securityholder making the exchange shall have requested and shall be entitled to receive. The Company shall not be required to make any exchange or effect registration of transfer of (i) any Security which shall have been designated for redemption in whole or in part except, in the case of any Security to be redeemed in part, the portion thereof not so to be redeemed, or (ii) any Security for a period of 15 days next preceding any selection of Securities for redemption.

                                  Notwithstanding any other provision of this
Section, unless and until it is exchanged in whole or in part for the individual Securities represented thereby, in definitive form, a Security in global form representing all or a portion of the Securities of a series may not be transferred except as a whole by the Depositary for such series to a nominee of such Depositary or by a nominee of such Depositary to such Depositary or another nominee of such Depositary or by such Depositary or any such nominee to a successor Depositary for such series or a nominee of such successor Depositary.

                                  All Securities presented or surrendered for
registration of transfer, exchange or payment shall (if so required by the Company or the Trustee or any Security Registrar or Security Co-Registrar or any Authenticating Agent) be duly endorsed by, or accompanied by a written instrument or instruments of transfer (in form satisfactory to the Company and the Security Registrar or any Security Co-Registrar) duly executed by, the registered holder or by his attorney duly authorized in writing.

                                  If at any time the Depositary for the
Securities of a series represented by one or more Securities in global form notifies the Company that it is unwilling or unable to continue as Depositary for the Securities of such series or if at any time the Depositary for the Securities of such series shall no longer be eligible under Section 2.01, the Company shall appoint a successor Depositary with respect to the Securities of such series. If a successor Depositary for the Securities of such series is not appointed by the Company within 90 days after the Company receives such notice or becomes aware of such ineligibility, the Company's election pursuant to Section 2.02 that such Securities be represented by one or more Securities in global form shall no longer be effective with respect to the Securities of such series and the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of definitive Securities of such series, will authenticate and deliver, Securities of such series in definitive form, in authorized denominations, in an aggregate principal amount and like terms and tenor equal to the principal amount of the

Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

                                  The Company may at any time and in its sole
discretion determine that individual Securities of any series issued in global form shall no longer be represented by such Security or Securities in global form. In such event the Company will execute, and the Trustee, upon receipt of a Company order for the authentication and delivery of definitive Securities of such series and of the same terms and tenor, will authenticate and deliver Securities of such series in definitive form, in authorized denominations, and in aggregate principal amount equal to the principal amount of the Security or Securities in global form representing such series in exchange for such Security or Securities in global form.

                                  If specified by the Company pursuant to
Section 2.02 with respect to a series of Securities issued in global form, the Depositary for such series of Securities may surrender a Security in global form for such series of Securities in exchange in whole or in part for Securities of such series in definitive form and of like terms and tenor on such terms as are acceptable to the Company and such Depositary. Thereupon, the Company shall execute, and the Trustee upon receipt of a Company order for the authentication and delivery of definitive Securities of such series, shall authenticate and deliver, without service charge to the holders:

                                  (a)      to each person specified by such
                          Depositary a new definitive Security or Securities of the same series and of the same tenor, in authorized denominations, in aggregate principal amount equal to and in exchange for such person's beneficial interest in the Security in global form; and

                                  (b) to such Depositary a new Security in global form in a denomination equal to the difference, if any, between the principal amount of the surrendered Security in global form and the aggregate principal amount of the definitive Securities delivered to holders pursuant to clause
                          (a) above.

                                  Upon the exchange of a Security in global
form for Securities in definitive form, such Security in global form shall be cancelled by the Trustee or an agent of the Company or the Trustee. Securities issued in definitive form in exchange for a Security in global form pursuant to this Section 2.05 shall be registered in such names and in such authorized denominations as the Depositary for such Security in global form, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Trustee or an agent of the Company or the Trustee in writing. The Trustee or such agent shall deliver such Securities to or as directed by the persons in whose names such Securities are so registered or to the Depositary.

                                  Whenever any securities are so surrendered
for exchange, the Company shall execute, and the Trustee shall authenticate and deliver, the Securities which the holder making the exchange is entitled to receive.

                                  No service charge shall be made for any
registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any applicable tax or other governmental charge payable in connection therewith.

                                  The Company and the Trustee, and the agents
of either, may deem and treat the person in whose name any Security is registered as the absolute owner of such Security (whether or not such Security shall be overdue and notwithstanding any notation of ownership or other writing thereon) for all purposes whatsoever (subject to the provisions set forth herein relating to Record Dates and record dates for the payment of any defaulted interest), and the Company and the Trustee, and the agents of either, shall not be affected by any notice to the contrary.

                                  None of the Company, the Trustee, any
Authenticating Agent, any Paying Agent or the Security Registrar will have any responsibility or liability for any aspect of the records relating to or payments made on account of beneficial ownership interests of a Security in global form or for maintaining, supervising or reviewing any records relating to such beneficial ownership interest and each of them may act or refrain from acting without liability on any information relating to such records provided by the Depositary.

                                  SECTION 2.06.

                                  In case any temporary or definitive Security
of a particular series shall become mutilated or be destroyed, lost or stolen, then upon the conditions hereinafter set forth the Company in its discretion may execute, and thereupon the Trustee or the Authenticating Agent shall authenticate and deliver, a new Security of the same series of like tenor and principal amount and bearing a different number, in exchange and substitution for and upon cancellation of the mutilated Security or in lieu of and substitution for the Security so destroyed, lost or stolen; provided, however, that if any such mutilated, destroyed, lost or stolen Security shall have become payable upon the maturity thereof, the Company may, instead of issuing a substitute Security, pay such Security without requiring the surrender thereof. The applicant for any substitute Security or for payment of any such mutilated, destroyed, lost or stolen Security shall furnish to the Company and to the Trustee evidence satisfactory to them, in their discretion, of the ownership of and the destruction, loss or theft of such Security and shall furnish to the Company and to the Trustee indemnity satisfactory to them, in their discretion and, if required, shall reimburse the Company and the Trustee for all expenses (including counsel fees and any tax or other governmental charge that may be imposed in relation thereto) in connection with the preparation, issue and authentication of such substitute Security or the payment of such mutilated, destroyed, lost or stolen Security, and shall comply with such other reasonable regulations as the Company and the Trustee, or either of them, may prescribe. Any such new Security delivered pursuant to this Section
2.06 shall constitute an additional contractual obligation on the part of the Company, whether or not the allegedly destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be equally and proportionately entitled to the benefit of this Indenture with all other Securities of the same series issued hereunder. All Securities shall be held and owned upon the express condition that, to the extent permitted by law, the foregoing provisions are exclusive with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities and shall preclude any and all other rights or remedies.

                                  SECTION 2.07.

                                  Subject to the provisions set forth herein
relating to Record Dates and record dates for the payment of any defaulted interest, each Security delivered pursuant to any provision of this,Indenture in exchange or substitution for, or upon registration of transfer of,any other Security shall carry all the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

                                  SECTION 2.08.

                                  Pending the preparation of definitive
Securities of any series the Company may execute and the Trustee or the Authenticating Agent shall authenticate and deliver temporary Securities of such series (printed or lithographed). Temporary Securities shall be issuable in any authorized denomination, and substantially in the form of the definitive Securities but with such omissions, insertions and variations as may be appropriate for temporary Securities, all as may be determined by the Company. In the case of Securities of any series, such temporary Securities may be in global form, representing all of the Outstanding Securities of such series and tenor. Every such temporary Security of a particular series shall be authenticated by the Trustee or the Authenticating Agent upon the same conditions and in substantially the same manner, and with the same effect, as the definitive Securities of such series. Without unreasonable delay, and except in the case of temporary Securities in global form which shall be exchanged in accordance with the provisions thereof, the Company will execute and deliver to the Trustee definitive Securities of such series and thereupon any or all temporary Securities of such series may be surrendered in exchange for definitive Securities of the same series, at the principal corporate trust office of the Trustee or any office or agency of the Company designated pursuant to Section 5.02 for such purpose or at the office of any Security Co-Registrar, and the Trustee or the Authenticating Agent shall authenticate and deliver in exchange for such temporary Securities an equal aggregate principal amount of definitive Securities of the same series. Such exchange shall be made by the Company at its own expense and without any charge therefor except that the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto.
Until so exchanged, the temporary Securities of a particular series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series authenticated and delivered hereunder.

                                 ARTICLE THREE

                              ISSUE OF SECURITIES

                                  SECTION 3.01.

                                  At any time and from time to time after the
execution and delivery of this Indenture, the Company may deliver Securities of any series executed by the Company to the Trustee or the Authenticating Agent for authentication. The Trustee or the Authenticating Agent shall thereupon authenticate and deliver such Securities to or upon the written order of the Company, signed by its Chairman of the Board of Directors, its President or a Vice President, without any further action by the Company. In authenticating such Securities, and accepting the additional responsibilities under this Indenture in relation to such Securities, the Trustee shall be entitled to receive, and (subject to Section 315 of the Trust Indenture Act) shall be fully protected in relying upon:

                                  (a)      a Board Resolution relating thereto
                          and, if applicable, an appropriate record of any action taken pursuant to such resolution, certified by the Secretary or an Assistant Secretary of the Company;

                                  (b)      an executed supplemental indenture,
                          if any;

                                  (c)      an Officers' Certificate; and

                                  (d)      an Opinion of Counsel prepared in
                           accordance with Section 14.03, which shall state

                                        (1)     that the form and terms of such
                                  Securities have been established by or
                                  pursuant to one or more Board Resolutions, by a supplemental indenture as permitted by
                                  Section 13.01(f), or by both such resolution or resolutions and such supplemental indenture, in conformity with the provisions of this Indenture;

                                        (2)     that the supplemental
                                  indenture, if any, when executed and
                                  delivered by the Company and the Trustee, will constitute a valid and legally binding obligation of the Company;

                                        (3)     that such Securities, when
                                  authenticated and delivered by the Trustee or the Authenticating Agent and issued by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will constitute valid and legally binding obligations of the Company, enforceable in accordance with their terms, and will be entitled to the benefits of this Indenture;

                                        (4)     that the Company has the
                                  corporate power to issue such Securities, and has duly taken all necessary corporate action with respect to such issuance;

                                        (5)     that the issuance of such
                                  Securities will not contravene the charter or by-laws of the Company or result in any violation of any of the terms or provisions of any law or regulation or of any indenture, mortgage or other agreement by which the Company is bound and under which long-term debt of the Company as reflected in its latest financial statements on file with the Securities and Exchange Commission is outstanding; and

                                        (6)     that all requirements of this
                                  Indenture applicable to the Company in
                                  respect of the execution and delivery by the Company of such Securities and of such supplemental indenture, if any, have been complied with and that, assuming (a) all requisite corporate authorization on the part of the Trustee, (b) continued compliance by the Trustee with the terms of the Indenture specifically applicable to the Trustee, and
                                  (c) due authentication and delivery of such Securities by the Trustee or the Authenticating Agent, the execution and delivery of such supplemental indenture, if any, will not violate the terms of this Indenture, and that, other than compliance with federal and state securities laws, no authorization, approval or consent by any regulatory or statutory or other public authority is required in connection with the execution and delivery of such supplemental indenture or for the creation, issuance, authentication and delivery of the Securities pursuant to this Indenture.

                                  If not all the Securities of any series are
to be issued at one time, it shall not be necessary to deliver an Opinion of Counsel at the time of issuance of each Security, but such opinion with appropriate modifications shall be delivered at or before the time of issuance of the first Security of such series.

                                  If the Company shall establish pursuant to
Section 2.02 that Securities of a series may be issued in whole or in part in global form, then the Company shall execute and the Trustee shall, in accordance with this Section and the Company order of authentication with respect to such series, authenticate and deliver one or more Securities in global form that (i) shall represent and shall be denominated in an aggregate amount equal to the aggregate principal amount of the Outstanding Securities of such series and tenor to be represented by one or more Securities in global form, (ii) shall be registered, in the name of the Depositary for such Security or Securities in global form or the nominee of such Depositary, (iii) shall be delivered to such Depositary or pursuant to such Depositary's instruction, and
(iv) shall bear a legend substantially to the following effect: "Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC") to Issuer or its agent for transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein." Each Depositary designated pursuant to Section 2.02 for a Security in global form must, at the time of its designation and at all times while it serves as Depositary, be a clearing agency registered under the Securities Exchange Act of 1934 and any other applicable statute or regulation.

                                  The Trustee shall have the right to decline
to authenticate and deliver any Securities under this Section if the issue of such Securities pursuant to this Indenture will affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

                                  Each Security shall be dated the date of its
authentication.


                                  ARTICLE FOUR

                     REDEMPTION OF SECURITIES; SINKING FUND

                                  SECTION 4.01.

                                  Redemption of Securities (other than pursuant
to a sinking fund or analogous provision) permitted by the terms of any series of Securities shall be made in accordance with such terms and Sections 4.02 and 4.03; provided, however, that if any such terms of a series of Securities shall conflict with any provision of this Article, the terms of such series shall govern.

                                  SECTION 4.02.

                                  The election of the Company to redeem any
Securities of any series shall be evidenced by or pursuant to a Board Resolution. If the Company shall elect to redeem the Securities of any series in whole or in part as aforesaid, it shall fix a date for redemption and give notice of its election so to redeem by mailing or causing to be mailed written notice, postage prepaid, at least 30 days prior to the redemption date, to all holders of Securities to be redeemed as a whole or in part, addressed to them at their respective addresses as the same shall then appear on the Security Register of the Company. Any notice which shall be mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the holder shall receive such notice. Failure to mail such notice, or any defect in the notice mailed, to the holder of any Security designated for redemption as a whole or in part shall not affect the validity of the proceedings for the redemption of any other Security.

                                  Each notice of redemption shall state such
election on the part of the Company, the Redemption Date and place of payment of the Securities to be redeemed and the Redemption Price and that the Securities designated in such notice for redemption are required to be presented on or after such Redemption Date and at such place for payment and that interest to the Redemption Date on the Securities and portions of Securities called for redemption will be paid as specified in said notice and shall cease to accrue thereon on such date. If less than all the outstanding Securities of a series are to be redeemed, the notice shall also designate the Securities or portions of Securities that are to be redeemed. If any Security is to be redeemed in part only, the notice shall also state that upon presentation of such Security on or after the redemption date at said place, such Security will be canceled and a new Security or Securities of the same series, in an aggregate principal amount equal to the unredeemed portion of such Security, will be issued and delivered without charge to the holder.

                                  Notice having been so given, the Securities
and portions of Securities to be redeemed shall on the Redemption Date specified in such notice become due and payable at the applicable Redemption Price, together with interest accrued thereon to the Redemption Date, and from and after the Redemption Date so specified (unless the Company shall default in the payment of the Redemption Price of such Securities or any such accrued interest) interest on such Securities and portions of Securities shall cease to accrue, and upon presentation of such Securities at said place of payment and redemption in accordance with said notice, such Securities and portions of Securities shall be paid by the Company at the applicable Redemption Price, together with interest accrued to the Redemption Date (except that, if the Redemption Date shall be an Interest Payment Date, the interest payable on such date shall be paid to the registered holders of such Securities at the close of business on the applicable Record Date, subject to the provisions of Section 2.01).

                                  If the Company shall at any time elect to
redeem less than all the Securities of a series then outstanding, it shall at least 45 days prior to the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee) notify the Trustee of the principal amount of Securities to be redeemed, and thereupon the Trustee shall select, in such manner as the Trustee shall deem appropriate and fair, the Securities (or portions thereof) of such series to be redeemed. No Security of a denomination of $1,000 shall be redeemed in part and Securities may be redeemed in part only in integral multiples of $1,000. The Trustee shall promptly notify the Company in writing of the Securities and portions of Securities so selected.

                                  SECTION 4.03.

                                  If Securities of any Series at the time
outstanding are to be redeemed under circumstances to which Section
11.02 is applicable, the Company shall deliver to the Trustee (1) proof satisfactory to the Trustee that notice of redemption thereof on a specified redemption date has been given as hereinbefore provided, or (2) proof satisfactory to the Trustee that arrangements have been made insuring to the satisfaction of the Trustee that such notice will be so given, or (3) a written instrument in form and substance satisfactory to the Trustee executed by the Company under its corporate seal, and expressed to be irrevocable, authorizing the Trustee to give such notice for and on behalf of the Company.

                                  SECTION 4.04.

                                  Redemption of Securities permitted or
required pursuant to a sinking fund for the retirement of Securities of a series by the terms of such series of Securities shall be made in accordance with such terms of such series of Securities and this Article; provided, however, that if any such terms of a series of Securities shall conflict with any provision of this Article, the terms of such series shall govern.

                                  The minimum amount of any sinking fund
payment provided for by the terms of Securities of any series is herein referred to as a "Mandatory Sinking Fund Payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "Optional Sinking Fund Payment". If provided for by the terms of Securities of any series, the cash amount of any Mandatory Sinking Fund Payment may be subject to reduction as provided in Section 4.05.

                                  SECTION 4.05.

                                  The Company may, at its option, satisfy any
Mandatory Sinking Fund Payment obligation, in whole or in part, with respect to a particular series of Securities by (1) delivering to the Trustee outstanding Securities of such series in transferable form theretofore purchased or otherwise acquired by the Company or redeemed at the election of the Company pursuant to Section 4.01 or (2) receiving credit for Securities of such series (not previously so credited) acquired by the Company and theretofore delivered to the Trustee. The Trustee shall credit such Mandatory Sinking Fund Payment obligation with an amount equal to the redemption price specified in such Securities for redemption through operation of the sinking fund and the amount of such Mandatory Sinking Fund Payment shall be reduced accordingly. If the Company shall elect so to satisfy any Mandatory Sinking Fund Payment obligation, it shall deliver to the Trustee not less than 45 days prior to the relevant sinking fund payment date a written notice signed on behalf of the Company by its Chairman of the Board of Directors, its President, one of its Vice Presidents, its Treasurer or one of its Assistant Treasurers, which shall designate the Securities (and portions thereof, if any) to be so delivered or credited and which shall be accompanied by such Securities (to the extent not theretofore delivered) in transferable form. In case of the failure of the Company, at or before the time so required, to give such notice and deliver such Securities, the Mandatory Sinking Fund Payment obligation shall be paid entirely in funds.

                                  SECTION 4.06.

                                  In addition to the sinking fund requirements
of Section 4.05, to the extent, if any, provided for by the terms of a particular series of Securities, the Company may, at its option, make an Optional Sinking Fund Payment with respect to such Securities. Unless otherwise provided by such terms, (a) to the extent that the right of the Company to make such Optional Sinking Fund Payment shall not be exercised in any year, it shall not be cumulative or carried forward to any subsequent year, and (b) such optional payment shall operate to reduce the amount of any Mandatory Sinking Fund Payment obligation as to Securities of the same series. If the Company intends to exercise its right to make such optional payment in any year it shall deliver to the Trustee not less than 45 days prior to the relevant sinking fund payment date a certificate signed by its Chairman of the Board of Directors, its President, one of its Vice Presidents, its Treasurer or one of its

Assistant Treasurers stating that the Company will exercise such optional right, and specifying the amount which the Company will pay on or before the next succeeding sinking fund payment date. Such certificate shall also state that no event of default has occurred and is continuing.

                                  SECTION 4.07.

                                  If the sinking fund payment or payments made
in funds pursuant to either Section 4.05 or 4.06 with respect to a particular series of Securities plus any unused balance of any preceding sinking fund payments made in funds with respect to such series shall exceed $50,000 (or a lesser sum if the Company shall so request), it shall be applied by the Trustee on the sinking fund payment date next following the date of such payment, unless the date of such payment shall be a sinking fund payment date, in which case such payment shall be applied on such sinking fund payment date, to the redemption of Securities of such series at the redemption price specified pursuant to Section 4.04. The Trustee shall select in the manner provided in
Section 4.02, for redemption on such sinking fund payment date, a sufficient principal amount of Securities of such sinking fund payment date, a sufficient principal amount of Securities of such series to absorb said funds, as nearly as may be, and shall, at the expense and in the name of the Company, thereupon cause notice of redemption of the Securities to be given in substantially the manner provided in Section 4.02 for the redemption of Securities in part at the option of the Company, except that the notice of redemption shall also state that the Securities are being redeemed for the sinking fund. Any sinking fund moneys not so applied by the Trustee to the redemption of Securities of such series shall be added to the next sinking fund payment received in funds by the Trustee and, together with such payment, shall be applied in accordance with the provisions of this Section 4.07. Any and all sinking fund moneys held by the Trustee on the last sinking fund payment date with respect to Securities of such series, and not held for the payment or redemption of particular Securities of such series, shall be applied by the Trustee to the payment of the principal of the Securities of such series at maturity.

                                  On or prior to each sinking fund payment
date, the Company shall pay to the Trustee a sum equal to all interest accrued to the date fixed for redemption on Securities to be redeemed on such sinking fund payment date pursuant to this Section 4.07.

                                  The Trustee shall not redeem any Securities
of a series with sinking fund moneys or mail any notice of redemption of Securities of such series by operation of the sinking fund during the continuance of a default in payment of interest on any Securities of such series or of any event of default (other than an event of default occurring as a consequence of this paragraph) of which the Trustee has actual knowledge, except that if the notice of redemption of any Securities of such series shall theretofore have been mailed in accordance with the provisions hereof, the Trustee shall redeem such Securities if funds sufficient for that purpose shall be deposited with the Trustee in accordance with the terms of this Article Four. Except as aforesaid, any moneys in the sinking fund at the time any such default or event of default shall occur and any moneys thereafter paid into the sinking fund shall, during the continuance of such default or event of default, be held as security for the payment of all the Securities of such series; provided, however, that in case such default or event of default shall have been cured or waived as provided herein, such moneys shall thereafter be applied on the next sinking fund payment date on which such moneys are required to be applied pursuant to the provisions of this
Section 4.07.


                                  ARTICLE FIVE

                      PARTICULAR COVENANTS OF THE COMPANY

              The Company hereby covenants and agrees as follows:

                                  SECTION 5.01.

                                  The Company will duly and punctually pay the
principal of and premium, if any, on each of the Securities, and the interest which shall have accrued hereon, at the date and place and in the manner provided in the Securities and in this Indenture, and will duly comply with all other terms, agreements and conditions contained in, or made in this Indenture for the benefit of, the Securities.

                                  SECTION 5.02.

                                  The Company will maintain in the city in the
United States in which the Company has its principal business office and in The City of New York, and may maintain elsewhere, an office or agency where Securities may be presented or surrendered for payment, where Securities may be surrendered for transfer or exchange, where Securities of that series which are convertible may be surrendered for conversion, if applicable, and where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Company will give prompt written notice to the Trustee of the location, and any change in the location, of any such office or agency. If at any time the Company shall fail to maintain such required office or agency, or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Principal Office of the Trustee. The Company hereby initially appoints the Trustee as its agent to receive all such presentations, surrenders, notices and demands.

                                  The Company may also from time to time
designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all of such purposes and may from time to time rescind such designations; provided, however, that no such designation shall in any manner result in the creation of a Security Register or Security Co-Registrar in addition to the Security Register required to be kept pursuant to Section 2.05 and any Security Co-Registrar appointed pursuant to Section
2.05. The Company will give prompt written notice to the Trustee of any such designation and any change in the location of any such other office or agency.

                                  SECTION 5.03.

                                  If the Company shall at any time act as its
own paying agent with respect to any series of Securities, then, on or before the date on which the principal of and premium, if any, or interest on any of the Securities of that series by their terms or as a result of the calling thereof for redemption shall become payable, the Company will set apart and segregate and hold in trust for the benefit of the holders of such Securities a sum sufficient to pay such principal and premium, if any, or interest which shall have so become payable and will notify the Trustee of its failure to act in that regard and of any failure by the Company or any other obligor upon the Securities of that series to make any such payment. If the Company shall appoint, and at the time have, a paying agent for the payment of the principal of and premium, if any, or interest on any series of Securities, then, on or before the date on which the principal of and premium, if any, or interest on any of the Securities of that series shall become payable as aforesaid, whether by their terms or as a result of the calling thereof for redemption, the Company will pay to such paying agent a sum sufficient to pay such principal and premium, if any, or interest, to be held in trust for the benefit of the holders of such Securities. If such paying agent shall be other than the Trustee, the Company will cause such paying agent to execute and deliver to the Trustee an instrument in which such paying agent shall agree with the Trustee, subject to the provisions of this Section 5.03 and of Section 11.03, (1) that such paying agent shall hold all sums held by such paying agent for the payment of the principal of and premium, if any, or interest on the Securities of that series in trust for the benefit of the holders of such Securities; (2) that such paying agent shall give to the Trustee notice of any default by the Company or any other obligor upon the Securities of that series in the making of any payment of the principal of and premium, if any, or interest on the Securities of that series when the same shall have become due and payable; and (3) that such paying agent shall, at any time during the continuance of any such default, upon the written request of the Trustee, deliver to the Trustee all sums so held in trust by it.

                                  Anything in this Section 5.03 to the contrary
notwithstanding, the Company may at any time, for the purpose of obtaining a release or satisfaction of this Indenture or for any other reason, pay or cause to be paid to the Trustee all sums held in trust by it or by any paying agent other than the Trustee as required by this Section 5.03, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such paying agent.

                                  Any money deposited with the Trustee or any
paying agent, or then held by the Company, in trust for the payment of the principal of, premium, if any, or interest on any Security and remaining unclaimed for three years after such principal, premium, if any, or interest has become due and payable shall be paid to the Company on Company request, or (if then held by the Company) shall be discharged from such trust; and the holder of such Security shall thereafter, as an unsecured general creditor, look only to the Company for payment thereof, and all liability of the Trustee or such paying agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such paying agent, before being required to make any such repayment, may at the expense of the Company cause to be published once, in a newspaper published in the English language, customarily published on each business day and of general circulation in the Borough of Manhattan, The City of New York, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Company.

                                  SECTION 5.04.

                                  Subject to Section 5.05, the Company will do
or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence and that of each Subsidiary and the rights and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve the corporate existence of any Subsidiary or any such right or franchise if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and the other Subsidiaries taken as a whole and that the loss thereof is not on balance materially disadvantageous to the holders.

                                  SECTION 5.05.

                                  The Company will not consolidate with any
other corporation or accept a merger of any other corporation into the Company or permit the Company to be merged into any other corporation, or sell or lease all or substantially all its assets to another corporation, or purchase all or substantially all the assets of another corporation, unless (i) either the Company shall be the continuing corporation, or the successor, transferee or lessee corporation (if other than the Company) shall be organized under the laws of the United States or any state thereof or the District of Columbia and shall expressly assume, by indenture supplemental hereto, executed and delivered by such corporation prior to or simultaneously with such consolidation, merger, sale or lease, the due and punctual payment of the principal of and interest and premium, if any, on all the Securities, according to their tenor, and the due and punctual performance and observance of all the covenants and conditions of this Indenture to be performed or observed by the Company, and (ii) immediately after such consolidation, merger, sale, lease or purchase the Company or the successor, transferee or lessee corporation (if other than the Company) would not be in default in the performance of any covenant or condition of this Indenture. A purchase by a Subsidiary of all or substantially all of the assets of another corporation shall not be deemed to be a purchase of such assets by the Company.

                                  SECTION 5.06.

                                  The Company will deliver to the Trustee,
within 120 days after the end of each fiscal year, a written statement signed by the Chairman of the Board of Directors, the President, the Principal Financial Officer or Principal Accounting Officer or the Treasurer or Controller of the Company, stating that

                                  (a)      a review of the activities of the
                          Company during such year with regard to its compliance with this Indenture has been made under his supervision, and

                                  (b)      to the best of his knowledge, based
                          on such review, the Company has fulfilled all its obligations under this Indenture throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to him and the nature and status thereof.

                                  SECTION 5.07.

                                  Anything in this Indenture to the contrary
notwithstanding, the Company or any Restricted Subsidiary may fail or omit in any particular instance to comply with a covenant or condition set forth in
Section 5.04 or 5.05 with respect to any series of Securities if the Company shall have obtained and filed with the Trustee, prior to the time of such failure or omission, evidence (as provided in Article Seven) of the consent of the holders of at least 66 2/3% in aggregate principal amount of the Securities of such series at the time outstanding, either waiving such compliance in such instance or generally waiving compliance with such covenant or condition, but no such waiver shall extend to or affect any obligation not waived by the terms of such waiver or impair any right consequent thereon.


                                  ARTICLE SIX

                    REMEDIES OF TRUSTEE AND SECURITYHOLDERS

                                  SECTION 6.01.

                                  Except where otherwise indicated by the
context or where the term is otherwise defined for a specific purpose, the term "event of default" as used in this Indenture with respect to Securities of any series shall mean one of the following described events (whatever the reason for such event of default and whether or not it shall be occasioned by the provisions of Article Fifteen) unless it is either inapplicable to a particular series or it is specifically deleted or modified in the supplemental indenture, if any, under which such series of Securities is issued:

                                  (a)      the failure of the Company to pay
                          any installment of interest on any Security of such series, when and as the same shall become payable, which failure shall have continued unremedied for a period of 30 days;

                                  (b)      the failure of the Company to pay
                          the principal of (and premium, if any, on) any Security of such series, when and as the same shall become payable, whether at maturity as therein expressed, by call for redemption (otherwise than pursuant to a sinking fund), by declaration as authorized by this Indenture or otherwise;

                                  (c)      the failure of the Company to pay a
                          sinking fund installment, if any, when and as the same shall become payable by the terms of a Security of such series, which failure shall have continued unremedied for a period of 30 days;

                                  (d)      the failure of the Company, subject
                          to the provisions of Section 5.07, to observe and perform any other of the covenants or agreements on the part of the Company contained in this Indenture (other than a covenant or agreement which has been expressly included in this Indenture solely for the benefit of a series of Securities other than that series), which failure shall not have been remedied to the satisfaction of the Trustee, or without provision deemed by the Trustee to be adequate for the remedying thereof having been made, for a period of 90 days after written notice shall have been given to the Company by the Trustee or shall have been given to the Company and the Trustee by holders of 25% or more in aggregate principal amount of the Securities of such series then outstanding, specifying such failure and requiring the Company to remedy the same;

                                  (e)      an event of default, as defined in
                          any mortgage, indenture or instrument, including this Indenture, under which there may be issued, or by which there may be secured or evidenced, any indebtedness for money borrowed of the Company, whether such indebtedness now exists or shall hereafter be created, shall happen and shall result in such indebtedness in an amount in excess of $10,000,000 becoming or being declared due and payable prior to the date on which it would otherwise become due and payable, and such acceleration shall not have been rescinded or annulled, or such indebtedness shall not have been discharged, within a period of 10 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by the holders of at least 10% in principal amount of the Outstanding Securities of such series a written notice specifying such event of default and requiring the Company to cause such acceleration to be rescinded or annulled or to cause such indebtedness to be discharged;

                                  (f)      the entry by a court having
                          jurisdiction in the premises of a decree or order for relief in respect of the Company in an involuntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee or sequestrator (or similar official) of the Company or for substantially all of its property, or ordering the winding up or liquidation of its affairs, which decree or order shall have remained unstayed and in effect for a period of 90 consecutive days;

                                  (g) the commencement by the Company of a voluntary case under the Federal bankruptcy laws, as now or hereafter constituted, or any other applicable Federal or State bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Company to the entry of an order for relief in an involuntary case under any such law, or the consent by the Company to the appointment of or taking possession by a receiver, liquidator, assignee, trustee, custodian or sequestrator (or similar official) of the Company or for substantially all of its property, or the making by it of an assignment for the benefit of its creditors; or

                                  (h) the occurrence of any other event of default with respect to Securities of such series as provided in an Officers' Certificate delivered pursuant to Section 2.02 or a supplemental indenture applicable to such series of Securities pursuant to
                          Section 13.01(b).

                                  The Trustee shall be deemed to have knowledge
of an event of default only upon receipt of written notice by a corporate trust officer of the Trustee.

                                  SECTION 6.02.

                                  If any one or more of the above-described
events of default shall happen with respect to Securities of any series at the time outstanding, then, and in each and every such case, during the continuance of any such event of default, the Trustee or the holders of 25% or more in principal amount of the Securities of such series then outstanding may, and upon the written request of the holders of a majority in principal amount of such Securities then outstanding, the Trustee shall declare the principal of all the Securities of such series then outstanding, if not then due and payable, to be due and payable, and upon any such declaration the same shall become and be immediately due and payable, anything contained in this Indenture or in the Securities of such series to the contrary notwithstanding. This provision, however, is subject to the condition that if at any time after the principal of all the Securities of such series shall have been so declared to be due and payable, all arrears of interest, if any, upon all the Securities of such series (with interest, to the extent that interest thereon shall be legally enforceable, on any overdue installment of interest at the rate borne by the Securities of such series), and the reasonable charges and expenses of the Trustee and its agents and attorneys. All other sums payable under this Indenture (except the principal of the Securities of such series, which would not be due and payable were it not for such declaration) shall be paid by the Company, and every other default and event of default under this Indenture shall have been made good, to the reasonable satisfaction of the Trustee, or of the holders of a majority in principal amount of the Securities of such series then outstanding, or if provision deemed by the Trustee or by such holders to be adequate therefor shall have been made, then and in every such case the holders of a majority in principal amount of the Securities of such series then outstanding may, on behalf of the holders of all the Securities of such series, waive the event of default by reason of which the principal of the Securities of such series shall have been so declared to be due and payable, and may rescind and annul such declaration and its consequences; but no such waiver, rescission or annulment shall extend to or affect any subsequent default or event of default, or impair any right consequent thereon. Any declaration by the Trustee pursuant to this Section 6.02 shall be by written notice to the Company, and any declaration or waiver by the holders of Securities of any series pursuant to this Section 6.02 shall be by written notice to the Company and the Trustee.

                                  The Company and the Trustee may, to the
extent provided in Section 13.01, enter into one or more indentures supplemental hereto, with respect to any series of the Securities which may provide for additional or different events of default with respect to such series of Securities.

                                  SECTION 6.03.

                                  If the Company shall fail for a period of 30
days to pay any installment of interest on the Securities of any series or shall fail to pay the principal of and premium, if any, on any of the Securities of such series, when and as the same shall become due and payable, whether at maturity, or by call for redemption (otherwise than pursuant to the sinking fund) by declaration as authorized by this Indenture, or otherwise, or shall fail for a period of 30 days to make any sinking fund payment as to a series of Securities, then, upon demand by the Trustee, the Company will pay to the Trustee for the benefit of the holders of Securities of such series then outstanding, the whole amount which shall then have become due and payable on all the Securities of such series, with interest on the overdue principal and premium, if any, and (so far as the same may be legally enforceable) on the overdue installments of interest at the rate borne by the Securities of such series, and reasonable compensation to the Trustee, its agents and attorneys, and any other reasonable expenses and liabilities incurred by the Trustee under this Indenture without negligence or bad faith.

                                  In case the Company shall fail forthwith to
pay such amounts upon such demand, the Trustee, in its own name and as trustee of an express trust, shall be entitled and empowered to institute any action or proceeding, at law or in equity, for the collection of the sums so due and unpaid, and may prosecute any such action or proceeding to judgment or final decree, and may enforce any such judgment or final decree against the Company or any other obligor upon the Securities of such series, and collect the moneys adjudged or decreed to be payable out of the property of the Company or any other obligor upon the Securities of such series, of the Company or any other obligor upon the Securities of such series, wherever situated, in the manner provided by law. Every recovery of judgment in any such action or other proceeding (subject to the payment of the expenses, disbursements and compensation of the Trustee, its agents and attorneys) shall be for the ratable benefit of the holders of such series of Securities which shall be the subject of such action or proceeding. All rights of action upon or under any of the Securities or this Indenture may be enforced by the Trustee without the possession of any of the Securities and without the production of any thereof at any trial or any proceeding relative thereto.

                                  SECTION 6.04.

                                  The Trustee is hereby appointed, and each and
every holder of the Securities, by receiving and holding the same, shall be conclusively deemed to have appointed the Trustee the true and lawful attorney-in-fact of such holder, with authority (whether or not the Company shall be in default in respect of the payment of the principal of, or interest on, any of the Securities) to make or file, in its own name and as trustee of an express trust, or otherwise as it shall deem advisable, in any receivership, insolvency, liquidation, bankruptcy, reorganization or other judicial proceeding relative to the Company or any other obligor upon the Securities, or to their respective creditors or property, any and all claims, proofs of claim, proofs of debt, petitions, consents, other papers and documents, and amendments of any thereof, as may be necessary or advisable in order to have the claims of the Trustee and of the holders of the Securities allowed in any such proceeding, and to collect and receive any moneys or other property payable or deliverable on any such claim, and to execute and deliver any and all other papers and documents and to do and perform any and all other acts and things as it may deem necessary or advisable, in order to enforce in any such proceeding any of the claims of the Trustee and of any of such holders in respect of any of the Securities; and any receiver, assignee, trustee, custodian or debtor in any such proceeding is hereby authorized, and each and every holder of the Securities, by receiving and holding the same, shall be conclusively deemed to have authorized any such receiver, assignee, trustee, custodian or debtor to make any such payment or delivery only to, or on the order of, the Trustee, and to pay to the Trustee any amount due if for compensation and expenses, including counsel fees, incurred by it to the date of such payment or delivery; provided, however, that nothing herein contained shall be deemed to authorize or empower the Trustee to consent to or accept or adopt, on behalf of any holder of Securities, any plan of reorganization or readjustment of the Company affecting the Securities or the rights of any holder thereof, or to authorize or empower the Trustee to vote in respect of the claim of any holder of any Securities in any such proceeding.

                                  SECTION 6.05.

                                  Any moneys collected by the Trustee with
respect to a series of Securities under this Article Six shall be applied in the following order, at the date or dates fixed by the Trustee for the distribution of such moneys, upon presentation of the several Securities and stamping thereon the payment, if only partially paid, and upon surrender thereof if fully paid:

                                  First:  To the payment of all costs and
                          expenses in connection with the collection of such moneys, and all amounts due to the Trustee under
                          Section 10.05.

                                  Second:  In case the principal of the
                          outstanding Securities of such series shall not have become due and be unpaid, to the payment of interest on the Securities of such series, in the order of the maturity of the installments of such interest, with interest (to the extent that such interest has been collected by the Trustee) upon the overdue installments of interest at the rate borne by such Securities, such payments to be made ratably to the persons entitled thereto.

                                  Third:  In case the principal of the
                          outstanding Securities of such series shall have become due, by declaration or otherwise, to the payment of the whole amount then owing and unpaid upon the Securities of such series for principal and premium, if any, and interest, with interest on the overdue principal and premium, if any, and (to the extent that such interest has been collected by the Trustee) interest upon overdue installments of interest at the rate borne by the Securities of such series, and in case such moneys shall be insufficient to pay in full the whole amounts so due and unpaid upon the Securities of such series, then to the payment of such principal and premium, if any, and interest without preference or priority of principal and premium, if any, over interest, or of interest over principal and premium, if any, or of any installment of interest over any other installment of interest, or of any Security of such series over any other Security of such series, ratable to the aggregate of such principal and premium, if any, and accrued and unpaid interest.

Any surplus then remaining shall be paid to the Company or to such other persons as shall be entitled to receive it.

                                  SECTION 6.06.

                                  The holders of a majority in principal amount
of the Securities of any series at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee hereunder, or of exercising any trust or power hereby conferred upon the Trustee with respect to the Securities of such series; provided, however, that, subject to the provisions of Section 10.02, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken. Prior to any declaration accelerating the maturity of the Securities of any series, the holders of a majority in aggregate principal amount of such series of Securities at the time outstanding may on behalf of the holders of all of the Securities of such series waive any past default or event of default hereunder and its consequences except a default in the payment of interest or any premium on or the principal of the Securities of such series. Upon any such waiver the Company, the Trustee and the holders of the Securities of such series shall be restored to their former positions and rights hereunder, respectively; but no such waiver shall extend to any subsequent or other default or event of default or impair any right consequent thereon. Whenever any default or event of default hereunder shall have been waived as permitted by this Section 6.06, said default or event of default shall for all purposes of the Securities of such series and this Indenture be deemed to have been cured and to be not continuing.

                                  SECTION 6.07.

                                  No holder of any Security of any series shall
have any right to institute any action, suit or proceeding at law or in equity for the execution of any trust hereunder or for the appointment of a receiver or for any other remedy hereunder, in each case with respect to an event of default with respect to such series of Securities, unless such holder previously shall have given to the Trustee written notice of the happening of one or more of the events of default herein specified with respect to such series of Securities, and unless the holders of 25% in principal amount of the Securities of such series then outstanding shall have requested the Trustee in writing to take action in respect of the matter complained of, and unless there shall have been offered to the Trustee security and indemnity satisfactory to it against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after receipt of such notification, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; such notification, request and offer of indemnity are hereby declared in every such case to be conditions precedent to any such action, suit or proceeding by any holder of any Security of such series; it being understood and intended that no one or more of the holders of Securities of such series shall have any right in any manner whatsoever by his or their action to enforce any right hereunder, except in the manner herein provided, and that every action, suit or proceeding at law or in equity shall be instituted, and maintained in the manner herein provided, for the equal benefit of all holders of the outstanding Securities of such series; provided, however, that nothing contained in this Indenture or in the Securities of such series shall affect or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of, premium, if any, and interest on the Securities of such series to the respective holders of such Securities at the respective due dates on such Securities stated, or affect or impair the right, which is also absolute and unconditional, of such holders to institute suit to enforce the payment thereof; provided, further, that in the event property or assets are conveyed, transferred, assigned, mortgaged or pledged to the Trustee as security for one or more series of Securities, no holder of Securities shall be entitled to take any action or institute any suit to enforce the payment of his Securities, whether for principal, interest or premium, if any, to the extent that the taking of such action or the institution or prosecution of any such suit or the entry of judgment therein would under applicable law result in a surrender, impairment, waiver or loss of the lien of this Indenture, if any, upon the trust estate so created by such conveyance, transfer, assignment, mortgage or pledge, or any part thereof, as security for Securities held by any other holder.

                                  SECTION 6.08.

                                  All parties to this Indenture and the holders
of the Securities agree that the court may in its discretion require, in any action, suit or proceeding for the enforcement of any right or remedy under this Indenture, or in any action, suit or proceeding against the Trustee for any action taken or omitted by it as Trustee, the filing by any party litigant in such action, suit or proceeding of an undertaking to pay the costs of such action, suit or proceeding, and that such court may in its discretion assess reasonable costs, including reasonably attorney's fees, against any party litigant in such action, suit or proceeding, having due regard to the merits and good faith of the claims or defenses made by such party litigant; provided, however, that the provisions of this Section 6.08 shall not apply to any action, suit or proceeding instituted by the Trustee, to any action, suit or proceeding instituted by any one or more holders of Securities holding in the aggregate more than 10% in principal amount of the Securities of any series outstanding, or to any action, suit or proceeding instituted by any holder of Securities of any series for the enforcement of the payment of the principal of, or premium, if any, or the interest on any of the Securities of such series, on or after the respective due dates expressed in such Securities.

                                  SECTION 6.09.

                                  No remedy herein conferred upon or reserved
to the Trustee or to the holders of Securities of any series is intended to be exclusive of any other remedy or remedies, and each and every remedy shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. No delay or omission of the Trustee or of any holder of the Securities of any series to exercise any right or power accruing upon any default or event of default shall impair any such right or power or shall be construed to be a waiver of any such default or event of default or an acquiescence therein, and every power and remedy given by this Article Six to the Trustee and to the holders of Securities of any series, respectively, may be exercised from time to time and as often as may be deemed expedient by the Trustee or by the holders of Securities of such series, as the case may be. In case the Trustee or any holder of Securities of any series shall have proceeded to enforce any right under this Indenture and the proceedings for the enforcement thereof shall have been discontinued or abandoned because of waiver or for any other reason or shall have been adjudicated adversely to the Trustee or to such holder of Securities, then and in every such case the Company, the Trustee and the holders of the Securities of such series shall severally and respectively be restored to their former positions and rights hereunder and thereafter all rights, remedies and powers of the Trustee and the holders of the Securities of such series shall continue as though no such proceedings had been taken, except as to any matters so waived or adjudicated.

                                 ARTICLE SEVEN

                         CONCERNING THE SECURITYHOLDERS

                                  SECTION 7.01.

                                  Whenever in this Indenture it is provided
that the holders of a specified percentage or a majority in aggregate principal amount of the Securities or of any series of Securities may take any action (including the making of any demand or request, the giving of any notice, consent or waiver or the taking of any other action), the fact that at the time of taking any such action the holders of such specified percentage or majority have joined therein may be evidenced (a) by any instrument or any number of instruments of similar tenor, executed by Securityholders in person or by agent or proxy appointed in writing, or (b) by the record of the holders of Securities voting in favor thereof, at any meeting of Securityholders duly called and held in accordance with the provisions of Article Eight, or (c) by a combination of such instrument or instruments and any such record of such a meeting of Securityholders.

                                  SECTION 7.02.

                                  Proof of the execution of any instrument by a
Securityholder or his agent or proxy and proof of the holding by any person of any of the Securities shall be sufficient if made in the following manner:

                                  The fact and date of the execution by any
person of any such instrument may be proved (a) by the certificate of any notary public or other officer in any jurisdiction who, by the laws thereof, has power to take acknowledgements or proof of deeds to be recorded within such jurisdiction, that the person who signed such instrument did acknowledge before such notary public or other officer the execution thereof, or (b) by the affidavit of a witness of such execution sworn to before any such notary or other officer. Where such execution is by a person acting in other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

                                  The ownership of Securities shall be proved
by the Security Register of such Securities or by a certificate of the Security Registrar thereof.

                                  The Trustee may accept such other proof or
may require such additional proof of any matter referred to in this Section
7.02 as it shall deem appropriate or necessary.

                                  SECTION 7.03.

                                  In determining whether the holders of the
requisite principal amount of the Securities have concurred in any direction, request, waiver or consent under this Indenture, Securities which are owned by the Company or by any other obligor on the Securities or by any person directly or indirectly controlling, or controlled by, or under direct or indirect common control with, the Company or any such other obligor shall be disregarded, except that for the purpose of determining whether the Trustee shall be protected in relying on any such direction, request, waiver or consent, only Securities which the Trustee knows are so owned shall be disregarded. Securities so owned which have been pledged in good faith may be regarded as outstanding for the purposes of this
Section 7.03 if the pledgee shall establish to the satisfaction of the Trustee the pledgee's right to vote such Securities, and that the pledgee is not a person directly or indirectly controlling, or controlled by, or under direct or indirect common control with, the Company or any such other obligor. In case of a dispute as to such right, any decision by the Trustee taken upon the advice of counsel shall be full protection to the Trustee.

                                  SECTION 7.04.

                                  At any time prior to (but not after) the
evidencing to the Trustee, as provided in Section 7.01, of the taking of any action by the holders of the percentage in aggregate principal amount of the Securities or of any series of Securities specified in this Indenture in connection with such action, any holder of a Security which is shown by the evidence to be included in the Securities the holders of which have consented to such action may, by filing written notice with the Trustee at its principal office and upon proof of holding as provided in Section 7.02, revoke such action so far as concerns such Security. Except as aforesaid, any such action taken by the holder of any Security shall be conclusive and binding upon such holder and upon all future holders and owners of such Security, irrespective of whether or not any notation in regard thereto is made upon such Security or any Security issued in exchange or substitution therefor.


                                 ARTICLE EIGHT

                           SECURITYHOLDERS' MEETINGS

                                  SECTION 8.01.

                                  A meeting of Securityholders may be called at
any time and from time to time pursuant to the provisions of this Article Eight for any of the following purposes:

                                  (a) to give any notice to the Company or to the Trustee, or to give any directions to the Trustee, or to consent to the waiving of any default hereunder and its consequences, or to take any other action authorized to be taken by Securityholders pursuant to any of the provisions of Article Six;

                                  (b) to remove the Trustee and nominate a successor trustee pursuant to the provisions of Article Ten;

                                  (c)      to consent to the execution of an
                          indenture or indentures supplemental hereto pursuant to the provisions of Section 13.02; or

                                  (d)      to take any other action authorized
                          to be taken by or on behalf of the holders of any specified aggregate principal amount of the Securities of any one or more or all series, as the case may be, under any other provision of this Indenture or under applicable law.

                                  SECTION 8.02.

                                  The Trustee may at any time call a meeting of
Securityholders of all series that may be affected by the action proposed to be taken, to take any action specified in Section 8.01, to be held at such time and at such place as the Trustee shall determine. Notice of every meeting of the Securityholders of a series, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to holders of Securities of such series at their addresses as they shall appear on the Security Register (including the records of any Security Co-Registrar). Such notice shall be mailed not less than 20 nor more than 90 days prior to the date fixed for the meeting.

                                  SECTION 8.03.

                                  In case at any time the Company, pursuant to
a resolution of its Board of Directors, or the holders of at least 10% in aggregate principal amount of the Securities of a series then outstanding that may be affected by the action proposed to be taken, shall have requested the Trustee to call a meeting of Securityholders of such series, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed the notice of such meeting within 20 days after receipt of such request, then the Company or such Securityholders may determine the time and the place for such meeting and may call such meeting to take any action authorized in Section 8.01, by mailing notice thereof as provided in Section 8.02.

                                  SECTION 8.04.

                                  To be entitled to vote at any meeting of
Securityholders a person shall (a) be a holder of one or more Securities of a series affected by the action proposed to be taken at the meeting or (b) be a person appointed by an instrument in writing as proxy by a holder of one or more such Securities. The only persons who shall be entitled to be present or to speak at any meeting of Securityholders shall be the persons entitled to vote at such meeting and their counsel and any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

                                  SECTION 8.05.

                                  Notwithstanding any other provisions of this
Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Securityholders, in regard to proof of the holding of Securities and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting as it shall think fit.

                                  The Trustee shall, by an instrument in
writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Company or by Securityholders as provided in Section 8.03, in which case the Company or the Securityholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by majority vote of the meeting.

                                  Subject to the provisions of Section 7.03, at
any meeting of Securityholders of a series, each Securityholder of such series or such Securityholder's proxy shall be entitled to one vote for each $1,000 principal amount of Securities of such series outstanding held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not outstanding and ruled by the chairman of the meeting to be not outstanding.
The chairman of the meeting shall have no right to vote other than by virtue of Securities of such series held by him or instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Securityholders of such series. At any meeting of the Securityholders duly called pursuant to the provisions of Section 8.02 or 8.03, the presence of persons holding or representing Securities in an aggregate principal amount sufficient to take action upon the business for the transaction of which such meeting was called shall be necessary to constitute a quorum, and any such meeting may be adjourned from time to time by a majority of those present, whether or not constituting a quorum, and the meeting may be held as so adjourned without further notice.

                                  SECTION 8.06.

                                  The vote upon any resolution submitted to any
meeting of Securityholders of a series shall be by written ballots on which shall be subscribed the signatures of the holders of Securities of such series or of their representatives by proxy and the principal amounts of the Securities of such series held or represented by them. The permanent chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Securityholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat, and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in
Section 8.02. The record shall show the principal amounts of the Securities voting in favor of or against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Company and the other to the Trustee to be preserved by the Trustee.

                                  Any record so signed and verified shall be
conclusive evidence of the matters therein stated.

                                  SECTION 8.07.

                                  Nothing contained in this Article Eight shall
be deemed or construed to authorize or permit, by reason of any call of a meeting of Securityholders of any series or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Securityholders of such series under any of the provisions of this Indenture or of the Securities of such series.

                                  ARTICLE NINE

                     REPORTS BY THE COMPANY AND THE TRUSTEE
                           AND SECURITYHOLDERS' LISTS

                                  SECTION 9.01.

                                  In accordance with Section 312(a) of the
Trust Indenture Act, the Company shall furnish or cause to be furnished to the
Trustee:

                                  (a)      semiannually with respect to
                          Securities of each series on January 15 and July 15 of each year or upon such other dates as are set forth in or pursuant to the Board Resolution or indenture supplemental hereto authorizing such series, a list, in each case in such form as the Trustee may reasonably require, of the names and addresses of holders as of the applicable date; and

                                  (b)      at such other times as the Trustee
                          may request in writing, within 30 days after the receipt by the Company of any such request, a list of similar form and content as of a date not more than 15 days prior to the time such list is furnished;

provided, however, that so long as the Trustee is the Security Registrar no such list shall be required to be furnished.

                                  SECTION 9.02.

                                  The Trustee shall comply with the obligations
imposed upon it pursuant to Section 312 of the Trust Indenture Act.

                                  Every holder of Securities, by receiving and
holding the same, agrees with the Company and the Trustee that neither the Company, the Trustee, any Paying Agent or any Security Registrar shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the holders of Securities in accordance with Section 312 of the Trust Indenture Act, regardless of the source from which such information was derived, and that the Trustee shall not be held accountable by reason of mailing any material pursuant to a request made under Section 312(b) of the Trust Indenture Act.

                                  SECTION 9.03.

                                  (a)      Within 60 days after May 15 of each
year commencing with the first May 15 following the first issuance of Securities, if required by Section 313(a) of the Trust Indenture Act, the Trustee shall transmit, pursuant to Section 313(c) of the Trust Indenture Act, a brief report dated as of such May 15 with respect to any of the events specified in said Section 313(a) which may have occurred since the later of the immediately preceding May 15 and the date of this Indenture.

                                  (b)      The Trustee shall transmit the
reports required by Section 313(b) of the Trust Indenture Act and Section 10.11 hereof at the times specified therein.

                                  (c)      Reports pursuant to this Section
shall be transmitted in the manner and to the persons required by Sections 313(c) and 313(d) of the Trust Indenture Act.

                                  SECTION 9.04.

                                  The Company, pursuant to Section 314(a) of
the Trust Indenture Act, shall:

                                  (a)      file with the Trustee, within 15
                          days after the Company is required to file the same with the Commission, copies of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the Commission may from time to time by rules and regulations prescribe) which the Company may be required to file with the Commission pursuant to
                          Section 13 or Section 15(d) of the Securities Exchange Act of 1934; or, if the Company is not required to file information, documents or reports pursuant to either of said Sections, then it shall file with the Trustee and the Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Securities Exchange Act of 1934 in respect of a security listed and registered on a national securities exchange as may be prescribed from time to time in such rules and regulations;

                                  (b)      file with the Trustee and the
                          Commission, in accordance with rules and regulations prescribed from time to time by the Commission, such additional information, documents and reports with respect to compliance by the Company with the conditions and covenants of this Indenture as may be required from time to time by such rules and regulations; and

                                  (c)      transmit to the holders within 30
                          days after the filing thereof with the Trustee, in the manner and to the extent provided in Section 313(c) of the Trust Indenture Act, such summaries of any information, documents and reports required to be filed by the Company pursuant to paragraphs (1) and
                          (2) of this Section as may be required by rules and regulations prescribed from time to time by the Commission.


                                  ARTICLE TEN

                             CONCERNING THE TRUSTEE

                                  SECTION 10.01.

                                  Subject to Sections 315(a) through 315(d) of
the Trust Indenture Act:

                                  (a)      the Trustee may rely and shall be
                          protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, coupon or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

                                  (b)      any request or direction of the
                          Company mentioned herein shall be sufficiently evidenced by an Officers' Certificate and any resolution of the Board of Directors or any committee thereof (or committee of officers or other representatives of the Company, to the extent any such committee or committees have been so authorized by the Board of Directors) may be sufficiently evidenced by a Board Resolution;

                                  (c)      whenever in the administration of
                          this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence shall be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officers' Certificate;

                                  (d) the Trustee may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                                  (e)      the Trustee shall be under no
                          obligation to exercise any of the rights or powers vested in it by or pursuant to this Indenture at the request or direction of any of the holders of Securities of any series pursuant to this Indenture, unless such holders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

                                  (f)      the Trustee shall not be bound to
                          make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, coupon or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine, during business hours and upon reasonable notice, the books, records and premises of the Company, personally or by agent or attorney; and

                                  (g)      the Trustee may execute any of the
                          trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder.

                                  SECTION 10.02.

                                  The recitals contained herein and in the
Securities, except those referring or relating to the Trustee or any of its agents, and except for the Trustee's certificate of authentication, shall be taken as the statements of the Company and neither the Trustee nor any Authenticating Agent assumes any responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the

Securities, except that the Trustee represents that it is duly authorized to execute and deliver this Indenture, authenticate the Securities and perform its obligations hereunder, and that the statements made by it in a Statement of Eligibility and Qualification on Forms T-1 supplied to the Company are and will be true and accurate, subject to the qualifications set forth therein. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of the Securities or the proceeds thereof.

                                  SECTION 10.03.

                                  The Trustee, any Authenticating Agent, any
Security Registrar or any other person that may be an agent of the Trustee or the Company, in its individual or any other capacity, may become the owner or pledgee of Securities or Coupons and, subject to Sections 310(b) and 311 of the Trust Indenture Act, may otherwise deal with the Company with the same rights it would have if it were not Trustee, Authenticating Agent, Security Registrar or such other person.

                                  SECTION 10.04.

                                  Money held by the Trustee in trust hereunder
need not be segregated from other funds except to the extent required by law and, subject to Section 11.02 hereof, may be invested in direct obligations of the United States of America in such amounts and with such maturities that will ensure that the principal of such obligations, together with the income thereon (without consideration of any reinvestment thereof) will be sufficient to pay all sums due for principal of, premium, if any, and interest on the Securities, as they become due from time to time. The Trustee shall be under no liability for interest on any money received by it or for losses on any investments made by it pursuant to this Section 10.04 except as otherwise agreed with the Company.

                                  SECTION 10.05.

                                  The Company agrees:

                                  (1)      to pay to the Trustee from time to
                          time reasonable compensation for all services rendered by the Trustee hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                                  (2)      to reimburse the Trustee upon its
                          request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents and counsel) except any such expense, disbursement or advance as may be attributable to the Trustee's negligence or bad faith; and

                                  (3)      to indemnify the Trustee and its
                          agents for, and to hold them harmless against, any loss, liability or expense incurred without negligence or bad faith on their part (excluding, for so long as no event of default hereunder has occurred and is continuing, any settlement that has not been approved by the Company in writing prior to any such settlement) arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the costs and expenses of defending themselves against any claim or liability in connection with the exercise or performance of any of their powers or duties hereunder, except to the extent that any such loss, liability or expense was due to the Trustee's negligence or bad faith.

                                  The obligations of the Company under this
Section to compensate and indemnify the Trustee and each predecessor Trustee for expenses, disbursements and advances shall constitute additional indebtedness hereunder and shall survive the satisfaction and discharge of this Indenture.

                                  SECTION 10.06.

                                  There shall at all times be a Trustee
hereunder that is a corporation permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act and that has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $25,000,000. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

                                  SECTION 10.07.

                                  (a)      No resignation or removal of the
Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee pursuant to Section 10.08.

                                  (b)      The Trustee may resign at any time
with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 10.08 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to such series.

                                  (c)      The Trustee may be removed at any
time with respect to the Securities of any series by Act of the holders of a majority in principal amount of the Outstanding Securities of such series, delivered to the Trustee and the Company.

                                  (d)       If at any time:

                                  (1)      the Trustee shall fail to comply
                          with the obligations imposed upon it under Section 310(b) of the Trust Indenture Act with respect to Securities of any series after written request therefor by the Company or any holder of a Security of such series who has been a bona fide holder of a Security of such series for at least six months; or

                                  (2)      the Trustee shall cease to be
                          eligible under Section 10.06 and shall fail to resign after written request therefor by the Company or any such holder; or

                                  (3)      the Trustee shall become incapable
                          of acting or shall be adjudged a bankrupt or insolvent or a receiver of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Company, by or pursuant to a Board Resolution, may remove the Trustee with respect to all Securities or the Securities of such series, or (ii) subject to Section 315(e) of the Trust Indenture Act, any holder of a Security who has been a bona fide holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities of such series and the appointment of a successor Trustee or Trustees.

                                  (e)      If the Trustee shall resign, be
removed or become incapable of acting, or if a vacancy shall occur in the office of Trustee for any cause, with respect to the Securities of one or more series which shall occur only with the express prior written consent of the Company, the Company, by or pursuant to a Board Resolution, shall promptly appoint a successor Trustee or Trustees with respect to the Securities of that or those series (it being understood that any such successor Trustee may be appointed with respect to the Securities of one or more or all of such series and that at any time there shall be only one Trustee with respect to the Securities of any particular series) and shall comply with the applicable requirements of Section 10.08. If, within one year after such resignation, removal or incapability, or the occurrence of such vacancy, a successor Trustee with respect to the Securities of any series shall be appointed by Act of the holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Company and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment in accordance with the applicable requirements of Section 10.08, become the successor Trustee with respect to the Securities of such series and to that extent supersede the successor Trustee appointed by the Company. If no successor Trustee with respect to the Securities of any series shall have been so appointed by the Company or the holders of Securities and accepted appointment in the manner required by Section 10.08, any holder of a Security who has been a bona fide holder of a Security of such series for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

                                  (f)      The Company shall give notice of
each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to the holders of Securities of such series as their names and addresses appear in the Security Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its Corporate Trust Office.

                                  SECTION 10.08.

                                  (a)  Upon the appointment hereunder of any
successor Trustee with respect to all Securities, such successor Trustee so appointed shall execute, acknowledge and deliver to the Company and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee shall become effective and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties hereunder of the retiring Trustee; but, on the request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges, shall execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and, subject to Section 5.03, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its claim, if any, provided for in Section 10.05.

                                  (b)       Upon the appointment hereunder of
any successor Trustee with respect to the Securities of one or more (but not all) series, the Company, the retiring Trustee and such successor Trustee shall execute and deliver an indenture supplemental hereto wherein each successor Trustee shall accept such appointment and which (1) shall contain such provisions as shall be necessary or desirable to transfer and confirm to, and to vest in, such successor Trustee all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates, (2) if the retiring Trustee is not retiring with respect to all Securities, shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series as to which the retiring Trustee is not retiring shall continue to be vested in the retiring Trustee, and (3) shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust, that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee and that no Trustee shall be responsible for any notice given to, or received by, or any act or failure to act on the part of any other Trustee hereunder, and, upon the execution and delivery of such supplemental indenture, the resignation or removal of the retiring Trustee shall become effective to the extent provided therein, such retiring Trustee shall have no further responsibility for the exercise of rights and powers or for the performance of the duties and obligations vested in the Trustee under this Indenture with respect to the Securities of that or those series to which the appointment of such successor Trustee relates other than as hereinafter expressly set forth, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or such successor Trustee, such retiring Trustee, upon payment of its charges with respect to the Securities of that or those series to which the appointment of such successor relates and subject to Section 5.03 shall duly assign, transfer and deliver to such successor Trustee, to the extent contemplated by such supplemental indenture, the property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

                                  (c)      Upon request of any person appointed
hereunder as a successor Trustee, the Company shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts referred to in paragraph
(a) or (b) of this Section, as the case may be.

                                  (d)      No person shall accept its
appointment hereunder as a successor Trustee unless at the time of such acceptance such successor person shall be qualified and eligible under this Article.

                                  SECTION 10.09.

                                  Any corporation into which the Trustee may be
merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Securities shall have been authenticated but not delivered by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Securities so authenticated with the same effect as if such successor Trustee had itself authenticated such Securities.

                                  SECTION 10.10.

                                  The Trustee may appoint one or more
Authenticating Agents acceptable to the Company with respect to one or more series of Securities which shall be authorized to act on behalf of the Trustee to authenticate Securities of that or those series issued upon original issue, exchange, registration of transfer, partial redemption or pursuant to Section 2.06, and Securities so authenticated shall be entitled to the benefits of this Indenture and shall be valid and obligatory for all purposes as if authenticated by the Trustee hereunder. Wherever reference is made in this Indenture to the authentication and delivery of Securities by the Trustee or the Trustee's certificate of authentication such reference shall be deemed to include authentication and delivery on behalf of the Trustee by an Authenticating Agent and a certificate of authentication executed on behalf of the Trustee by an Authenticating Agent.

                                  Each Authenticating Agent shall be acceptable
to the Company and, except as provided in or pursuant to this Indenture, shall at all times be a corporation that would be permitted by the Trust Indenture Act to act as trustee under an indenture qualified under the Trust Indenture Act, is authorized under applicable law and by its charter to act as an Authenticating Agent and has a combined capital and surplus (computed in accordance with Section 310(a)(2) of the Trust Indenture Act) of at least $5,000,000. If at any time an Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect specified in this Section.

                                  Any corporation into which an Authenticating
Agent may be merged or converted or with which it may be consolidated, or any Corporation resulting from any merger, conversion or consolidation to which such Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall be the successor of such Authenticating Agent hereunder, provided such Corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

                                  An Authenticating Agent may resign at any
time by giving written notice thereof to the Trustee and the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and the Company. Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company and shall (i) mail written notice of such appointment by first-class mail, postage prepaid, to all holders of Securities of the series with respect to which such Authenticating Agent shall serve, as their names and addresses appear in the Security Register. Any successor Authenticating Agent, upon acceptance of its appointment hereunder, shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authenticating Agent shall be appointed unless eligible under the provisions of this Section.

                                  The provisions of Sections 2.05, 10.02 and
10.03 shall be applicable to each Authenticating Agent.

                                  If all of the Securities of any series may
not be originally issued at one time, and if the Trustee does not have an office capable of authenticating Securities upon original issuance located in a place of payment where the Company wishes to have Securities of such series authenticated upon original issuance, the Trustee, if so requested in writing (which writing need not be accompanied by or contained in an Officers' Certificate by the Company), shall appoint in accordance with this Section an Authenticating Agent having an office in a place of payment designated by the Company with respect to such series of Securities.

                                  SECTION 10.11.

                                  The Trustee shall, within ninety days after
the occurrence of a default with respect to the Securities of any series, mail to all holders of Securities of that series entitled to receive reports pursuant to Section 9.03, notice of all defaults with respect to that series known to the Trustee, unless such defaults shall have been cured before the giving of such notice; provided, however, that, except in the case of default in the payment of the principal of, premium, if any, or interest on any of the Securities of such series or in the making of any sinking fund payment with respect to such series, the Trustee shall be protected in withholding such notice if and so long as the board of directors or trustees, the executive committee, or a trust committee of directors or trustees or Responsible Officers of the Trustee in good faith determines that the withholding of such notice is in the interests of the holders of Securities of such series. For the purpose of this Section, the term

"default" means any event which is, or after notice or lapse of time, or both, would become, an event of default hereunder.


                                 ARTICLE ELEVEN

                                   DEFEASANCE

                                  SECTION 11.01.

                                  If and when the principal of, and the
premium, if any, and the interest on, all the Securities outstanding hereunder and all other sums due hereunder shall have been well and truly paid at the times and in the manner therein and herein expressed, this Indenture shall cease and determine, and, at the written request of the Company, accompanied by the Officers' Certificate and Opinion of Counsel required by Section 14.03, and upon proof being given to the reasonable satisfaction of the Trustee that all the Securities have been paid or satisfied and upon payment of the costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture, the Trustee shall cancel this Indenture and execute and deliver to the company such instruments as shall be requisite to evidence the satisfaction hereof.

                                  SECTION 11.02.

                                  If, at any time after the date hereof, the
Company shall deposit with the Trustee, in trust for the benefit of the holders thereof, (i) funds sufficient to pay, or (ii) such amount of direct obligations of the United States of America as will or will together with the income thereon without consideration of any reinvestment thereof be sufficient to pay, all sums due for principal of, premium, if any, and interest on the Securities of a particular series, as they shall become due from time to time, and shall pay all costs, charges and expenses incurred or to be incurred by the Trustee in relation thereto or in carrying out the provisions of this Indenture in relation thereto, this Indenture shall cease to be of further effect with respect to Securities of such series (except as to (i) rights of registration of transfer, substitution and exchange of Securities of such series, (ii) rights of holders to receive payments of principal of, premium, if any, and interest on the Securities of such series as they shall become due from time to time and other rights, duties and obligations of Securityholders as beneficiaries hereof with respect to the amounts so deposited with the Trustee, and (iii) the rights, obligations and immunities of the Trustee hereunder (for which purposes the Securities of such series shall be deemed outstanding)), and the Trustee, on the written request of the Company, accompanied by the Officers' Certificate and Opinion of Counsel required by Section 14.03, and an Opinion of Counsel to the effect that holders of the Securities of such series will not recognize income, gain or loss for Federal income tax purposes as a result of the Company's action under this Section 11.02 and will be subject to Federal income tax in the same amount, in the same manner and at the same times as would have been the case if such action had not been taken, shall execute and deliver to the Company such instruments as shall be requisite to evidence the satisfaction thereof with respect to Securities of such series. The Trustee shall apply the moneys so deposited solely to the payment to the holders of the Securities of such series of all sums due thereon for principal, premium, if any, and interest, and the Trustee shall have no claim for itself, for fees, expenses or otherwise, to such moneys so deposited. Money and securities held in trust pursuant to this Section 11.02 shall not be subject to Article Fifteen.

                                  SECTION 11.03.

                                  Neither the Trustee nor any other paying
agent shall be required to pay interest on any moneys deposited pursuant to the provisions of this Indenture, except such as it shall agree with the Company to pay thereon. Any moneys so deposited for the payment of the principal of, premium, if any, or interest on the Securities of any series and remaining unclaimed for three years after the date of the maturity of the Securities of such series or the date fixed for the redemption of all the Securities of such series at the time outstanding, as the case may be, shall be repaid by the Trustee or such other paying agent to the Company upon its written request and thereafter, anything in this Indenture to the contrary notwithstanding, any rights of the holders of Securities of such series in respect of which such moneys shall have been deposited shall be enforceable only against the Company, and all liability of the Trustee or such other paying agent with respect to such moneys shall thereafter cease.

                                  Subject to the provisions of the foregoing
paragraph, any moneys which at any time shall be deposited by the Company or on its behalf with the Trustee or any other paying agent for the purpose of paying the principal of, premium, if any, and interest on any of the Securities shall be and are hereby assigned, transferred and set over to the Trustee or such other paying agent in trust for the respective holders of the Securities for the purpose for which such moneys shall have been deposited; but such moneys need not be segregated from other funds except to the extent required by law.


                                 ARTICLE TWELVE

                    IMMUNITY OF INCORPORATORS, STOCKHOLDERS,
                       OFFICERS, DIRECTORS AND EMPLOYEES

                                  SECTION 12.01.

                                  No recourse shall be had for the paying of
the principal of, or the premium, if any, or interest on, any Security or for any claim based thereon or otherwise in respect thereof or of the indebtedness represented thereby, or upon any obligation, covenant or agreement of this Indenture, against any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that this Indenture and the Securities are solely corporate obligations, and that no personal liability whatsoever shall attach to, or be incurred by, any incorporator, stockholder, officer, director or employee, as such, past, present or future, of the Company or of any successor corporation, either directly or through the Company or any successor corporation, because of the incurring of the indebtedness hereby authorized or under or by reason of any of the obligations, covenants, promises or agreements contained in this

Indenture or in any of the Securities or to be implied herefrom or therefrom, and that all liability, if any, of that character against every such incorporator, stockholder, officer, director and employee is, by the acceptance of the Securities and as a condition of, and as part of the consideration for, the execution of this Indenture and the issue of the Securities expressly waived and released.


                                ARTICLE THIRTEEN

                            SUPPLEMENTAL INDENTURES

                                  SECTION 13.01.

                                  The Company (when authorized by resolution of
its Board of Directors) and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any one or more of the following purposes:

                                  (a)      to add to the covenants and
                          agreements of the Company, to be observed thereafter and during the period, if any, in such supplemental indenture or indentures expressed, to surrender any right or power hereunder conferred upon the Company, and to add events of default, in each case for the protection or benefit of the holders of all or any series of the Securities (and if such covenants, agreements, surrender of rights or powers and events of default are to be for the benefit of fewer than all series of Securities, stating that such covenants, agreements, surrender of rights or powers and events of default are expressly being included for the benefit of such series as shall be identified therein);

                                  (b)      to change or eliminate any
                          provisions of the Indenture with respect to all or any series of the Securities not then outstanding (and, if such change is applicable to fewer than all such series of the Securities, specifying the series to which such change is applicable), and to specify the rights and remedies of the Trustee and the holders of such Securities in connection therewith;

                                  (c)      to evidence the succession of
                          another corporation to the Company, the Trustee, or successive successions, and the assumption by a successor, transferee or lessee corporation of the covenants and obligations of the Company or Trustee, as the case may be, contained in the Securities of one or more series or in this Indenture;

                                  (d)      to cure any ambiguity or to correct
                          or supplement any provision contained herein or in any indenture supplemental hereto which may be defective or inconsistent with any other provision contained herein or in any supplemental indenture, or to make any other provision in regard to matters or questions arising under this Indenture which the Board of Directors of the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of the Securities;

                                  (e)      to prohibit the authentication and
                          delivery of additional series of Securities;

                                  (f)      to add to or change any of the
                          provisions of this Indenture to such extent as shall be necessary to permit or facilitate the issuance of Securities in bearer form, registrable or not registrable as to principal and with or without interest coupons;

                                  (g)      to establish the form and terms of
                          the Securities of any series as permitted in Sections
                          2.01 and 2.02, or to authorize the issuance of additional Securities of a series previously authorized or to add to the conditions, limitations or restrictions on the authorized amount, terms or purposes of issue, authentication or delivery of the Securities of any series, as herein set forth, or other conditions, limitations or restrictions thereafter to be observed; and

                                  (h)      to modify, alter, amend or
                          supplement this Indenture in any other respect which is not materially adverse to the holders, so long as such change does not require the consent of the holders pursuant to any other provision of this Indenture and is not inconsistent with any other provisions of this Indenture and which, in the judgment of the Trustee, is not to the prejudice of the Trustee and maintains adequate protection to the Trustee when the same becomes operative.

                                  Subject to the provisions of Section 13.03,
the Trustee is authorized to join with the Company in the execution of any such supplemental indenture, to make the further agreements and stipulations which may be therein contained and to accept the conveyance, transfer, assignment, mortgage or pledge of any property or assets thereunder.

                                  Any supplemental indenture authorized by the
provisions of this Section 13.01 may be executed by the Company and the Trustee without the consent of the holders of any of the Securities at the time outstanding, notwithstanding any of the provisions of Section 13.02.

                                  SECTION 13.02.

                                  With the consent (evidenced as provided in
Article Seven) of the holders of not less than 66 2/3% in aggregate principal amount of the Securities at the time outstanding which are affected by such indenture supplemental hereto, the Company, when authorized by a resolution of its Board of Directors, and the Trustee may from time to time and at any time enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of the holders of the Securities of any series to be affected; provided, however, that no such supplemental indenture shall (i) extend the fixed maturity of any Securities, or reduce the rate or extend the time of payment of interest thereon, or reduce the amount of the principal thereof, or reduce any premium payable upon the redemption thereof, or make the principal thereof or interest or premium thereon payable in any coin or currency other than that provided in the

Securities, or impair the right to institute suit for the enforcement of any such payment on or after the maturity thereof as provided in Section 6.07, or adversely affect the right to convert any Security as may be provided pursuant to Section 2.02 herein, without the consent of the holder of each Security so affected, or (ii) reduce the aforesaid percentage of Securities of any series, the holders of which are required to consent to any such supplemental indenture, or modify any of the provisions of this Indenture relating to the subordination of the Securities in a manner adverse to the holder thereof, without the consent of the holders of all the Securities then outstanding, or
(iii) modify, without the written consent of the Trustee, the rights, duties or immunities of the Trustee.

                                  A supplemental indenture which changes or
eliminates any provision of this Indenture which has expressly been included solely for the benefit of one or more particular series of Securities, or which modifies the rights of the holders of Securities of such series with respect to such provision, shall be deemed not to affect the rights under this Indenture of the holders of Securities of any other series.

                                  It shall not be necessary for the consent of
the Securityholders under this Section 13.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such consent shall approve the substance thereof.

                                  Promptly after the execution by the Company
and the Trustee of any supplemental indenture pursuant to the provisions of this Section 13.02, the Company shall mail a notice, setting forth in general terms the substance of such supplemental indenture, to the holders of Securities affected by such supplemental indenture at their addresses as the same shall then appear in the register of the Company. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

                                  SECTION 13.03.

                                  Upon the request of the Company, accompanied
by the Officers' Certificate and Opinion of Counsel required by Section 14.03 and by

                                  (a)      a supplemental indenture duly
                           executed on behalf of the Company,

                                  (b)      a copy of a resolution of the Board
                          of Directors of the Company, certified by the Secretary or an Assistant Secretary of the Company, authorizing the execution of said supplemental indenture,

                                  (c)      an Opinion of Counsel, stating that
                          said supplemental indenture complies with, and that the execution thereof is authorized or permitted by, the provisions of this Indenture, and

                                  (d) if said supplemental indenture shall be executed pursuant to Section 13.02, evidence (as provided in Article Seven) of the consent thereto of the Securityholders required to consent thereto as in
                          Section 13.02 provided,
the Trustee shall join with the Company in the execution of said supplemental indenture unless said supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture or otherwise, in which case the Trustee may in its discretion but shall not be obligated to, enter into said supplemental indenture.

                                  SECTION 13.04.

                                  Upon the execution of any supplemental
indenture pursuant to the provisions of this Article Thirteen, this Indenture shall be and shall be deemed to be modified and amended in accordance therewith and, except as herein otherwise expressly provided, the respective rights, limitations of rights, obligations, duties and immunities under this Indenture of the Trustee, the Company and the holders of all of the Securities or of the Securities of any series affected, as the case may be, shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of any such supplemental indenture shall be and shall be deemed to be part of the terms and conditions of this Indenture for any and all purposes.

                                  SECTION 13.05.

                                  Securities authenticated and delivered after
the execution of any supplemental indenture pursuant to the provisions of this Article Thirteen may bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company or the Trustee shall so determine, new Securities so modified as to conform, in the opinion of the Trustee and the Board of Directors of the Company, to any modification of this Indenture contained in any such supplemental indenture may be prepared by the Company, authenticated by the Trustee and delivered in exchange for the Securities then Outstanding in equal aggregate principal amounts, and such exchange shall be made without cost to the holders of the Securities.

                                  SECTION 13.06.

                                  Every supplemental indenture executed
pursuant to the provisions of this Article Thirteen shall conform to the requirements of the Trust Indenture Act of 1939 as then in effect.

                                  SECTION 13.07.

                                  No supplemental indenture shall adversely
affect the rights of any holder of Senior Indebtedness under Article Fifteen without the consent of such holder.


                                ARTICLE FOURTEEN

                            MISCELLANEOUS PROVISIONS

                                  SECTION 14.01.

                                  Subject to the provisions of Section 5.05,
nothing contained in this Indenture or in the Securities shall be deemed to prevent the consolidation or merger of the Company with or into any other corporation, or the merger into the Company of any other corporation, or the sale or lease by the Company of its property and assets as, or substantially as, an entirety, or otherwise.

                                  Upon any consolidation or merger, or any sale
other than for cash or lease of all or substantially all of the assets of the Company in accordance with the provisions of Section 5.05, the corporation formed by such consolidation or into which the Company shall have been merged or to which such sale or lease shall have been made shall succeed to and be substituted for the Company with the same effect as if it had been named herein as a party hereto, and thereafter from time to time such corporation may exercise each and every right and power of the Company under this Indenture, in the name of the Company or in its own name; and any act or proceeding by any provision of this Indenture required or permitted to be done by the Board of Directors or any officer of the Company may be done with like force and effect by the like board or officer of any corporation that shall at the time be the successor of the Company hereunder. In the event of any such sale or conveyance, but not any such lease, the Company (or any successor corporation which shall theretofore have become such in the manner described in Section 5.05) shall be discharged from all obligations and covenants under this Indenture and the Securities and may thereupon be dissolved and liquidated.

                                  Anything in this Section 14.01 to the
contrary notwithstanding, no such consolidation or merger shall be entered into, and no such conveyance or transfer shall be made, by the Company with or to another corporation or person which has outstanding any obligations secured by a Lien if, as a result thereof, any of the properties of any character owned by the Company immediately prior thereto would be subject to such Lien, unless simultaneously therewith or prior thereto effective provision shall be made to secure all of the Securities equally and ratably with (or prior to) such other secured obligations.

                                  SECTION 14.02.

                                  Nothing in this Indenture expressed and
nothing that may be implied from any of the provisions hereof is intended, or shall be construed, to confer upon, or to give to, any person or corporation other than the parties hereto and their successors and the holders of the Securities any right, remedy or claim under or by reason of this Indenture or any covenant, condition, stipulation, promise or agreement hereof, and all covenants, conditions, stipulations, promises and agreements in this Indenture contained shall be for the sole and exclusive benefit of the parties hereto and their successors and of the holders of the Securities.

                                  SECTION 14.03.

                                  As evidence of compliance with the conditions
precedent provided for in this Indenture (including any covenants compliance with which constitutes a condition precedent) which relate to the authentication and delivery of the Securities, to the satisfaction and discharge of this Indenture or to any other action to be taken by the Trustee at the request or upon the application of the Company, the Company will furnish to the Trustee an Officers' Certificate, stating that such conditions precedent have been complied with and an Opinion of Counsel stating that in the opinion of such Counsel such conditions precedent have been complied with. Such Opinion of Counsel may be in the form and contain such assumptions, qualifications and limitations as customarily appear in legal opinions issued in the jurisdiction in which any such opinion of counsel is rendered.

                                  Each certificate or opinion with respect to
compliance with a condition or covenant provided for in this Indenture shall include (1) a statement that the person making such certificate or opinion has read such condition or covenant; (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (3) a statement that, in the opinion of such person, such examination or investigation as is necessary to enable the expression of an informed opinion as to whether or not such condition or covenant has been complied with has been made; and (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

                                  Notwithstanding any provision of this
Indenture authorizing the Trustee conclusively to rely upon any certificates or opinions, the Trustee, before granting any application by the Company or taking or refraining from taking any other action in reliance thereon, may require any further evidence or make any further investigation as to the facts or matters stated therein which it may, in good faith, deem reasonable in the circumstances, and in connection therewith the Trustee may examine or cause to be examined the pertinent books, records and premises of the Company or of any Subsidiary; and the Trustee shall, in any such case, require such further evidence or make such further investigation as may be requested by the holders of a majority in principal amount of the Securities then outstanding, provided that, if payment to the Trustee of the costs, expenses and liabilities likely to be incurred by it in making such investigation is not reasonably assured to the Trustee by the security afforded to it by the terms of this Indenture, the Trustee before making such investigation may require reasonable indemnity against such costs, expenses and liabilities. Any further evidence which may be requested by the Trustee pursuant to any of the provisions of this paragraph shall be furnished by the Company at its own expense; and any cost, expenses and liabilities incurred by the Trustee pursuant to any of the provisions of this paragraph shall be paid by the Company, or, if paid by the Trustee, shall be repaid by the Company, upon demand, with interest at the highest rate borne by the Securities, and, until such repayment, shall be secured by a lien on any moneys held by the Trustee hereunder prior to any rights therein of the holders of Securities.

                                  SECTION 14.04.

                                  All Securities paid, redeemed, exchanged,
surrendered for registration of transfer or retired pursuant to the sinking fund or otherwise shall, if surrendered to the Company or to any paying agent, be delivered to the Trustee for cancellation and shall be cancelled by it or, if surrendered to the Trustee, shall be cancelled by it, and, except as otherwise provided in Sections 2.04, 2.05, 2.07, 4.02, 4.07 and 13.05, no Securities shall be issued under the Indenture in lieu thereof. The Trustee shall make appropriate notations in its records in respect of all such Securities and shall destroy such Securities and deliver a certificate of such destruction to the Company. If the Company shall acquire any of the Securities, however, such acquisition shall not operate as a redemption or satisfaction of the indebtedness represented by such Securities unless and until the same are surrendered to the Trustee for cancellation.

                                  SECTION 14.05.

                                  If any provision of this Indenture limits,
qualifies or conflicts with any duties under any required provision of the Trust Indenture Act imposed hereon by Section 318(c) thereof, such required provision shall control.

                                  SECTION 14.06.

                                  Whenever action is required by this Indenture
by the Board of Directors of the Company and there is at the time constituted a committee of the Board of Directors duly authorized to take such action, such action by said committee shall be deemed to be the action of the Board of Directors and shall be sufficient for all purposes of this Indenture where action by the Board of Directors is specified.

                                  SECTION 14.07.

                                  Any notice or demand authorized by this
Indenture to be given to the Company shall be sufficiently given for all purposes, if it shall be given or made in writing, by hand, telecopier (with confirmation of receipt) or certified or registered mail (confirmation of receipt requested) to the Company addressed to it at Dial Tower, Phoenix, Arizona 85077 (telephone: (602) 207-4900; telecopier: (602) 207-5543) to the attention of its General Counsel or at such other address as may have been furnished in writing to the Trustee by the Company. Any notice, direction, request or demand to or upon the Trustee shall be sufficiently given, for all purposes, if it shall be given or made in writing, by hand, telecopier (with confirmation of receipt) or certified or registered mail (confirmation of receipt requested) to Continental Bank, National Association (telephone: (312)
828- 7321;       telecopier: (312) 828-6528) to the attention of its Corporate
Trust Office, or at such other address as may have been furnished in writing to the Company by the Trustee. Any notice required or permitted to be given to Securityholders shall be sufficiently given if given by first class mail, postage prepaid, to such holders, at their addresses as the same shall appear on the Security Register. A failure to give notice with respect to any particular holder or any defect therein shall not affect the sufficiency of notice given to any other holder. Notice may be waived in writing by the person entitled to receive such notice either before or after such event and such waiver shall be the equivalent of receipt of such notice.

                                  SECTION 14.08.

                                  (a)  Any request, demand, authorization,
direction, notice, consent, waiver or other action provided by or pursuant to this Indenture to be given or taken by holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such holders in person or by an agent duly appointed in writing. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Section 315 of the Trust Indenture Act) conclusive in favor of the Trustee and the Company and any agent of the Trustee or the Company, if made in the manner provided in this Section 14.08.

                                  Without limiting the generality of this
Section 14.08, unless otherwise provided in or pursuant to this Indenture, a holder, including a Depositary that is a holder of a global Security, may make, give or take, by a proxy, or proxies, duly appointed in writing, any request, demand, authorization, direction, notice, consent, waiver or other action provided in or pursuant to this Indenture to be made, given or taken by holders, and a Depositary that is a holder of a global Security may provide for the beneficial owners of interests in any such global Security to direct such Depositary in taking such action through such Depositary's standing instructions and customary practices. The Depositary shall report only one result of its solicitation of proxies to the Trustee.

                                  (b)      The fact and date of the execution
by any person of any such instrument or writing may be proved in any reasonable manner which the Trustee deems sufficient and in accordance with such reasonable rules as the Trustee may determine; and the Trustee may in any instance require further proof with respect to any of the matters referred to in this Section.

                                  (c)      The ownership, principal amount and
serial numbers of Securities held by any person, and the date of the commencement and the date of the termination of holding the same, shall be proved by the Security Register.

                                  (d)      If the Company shall solicit from
the holders of any Securities any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company shall, by Board Resolution, fix in advance a record date for the determination of holders of Securities entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act. Such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the holders of Securities of record at the close of business on such record date shall be deemed to be holders for the purpose of determining whether holders of the requisite proportion of Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of such record date; provided that no such authorization, agreement or consent by the holders of Securities shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

                                  (e)      Any request, demand, authorization,
direction, notice, consent, waiver or other action by the holder of any Security shall bind every future holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or suffered to be done by the Trustee, any Security Registrar or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

                                  SECTION 14.09.

                                  In any case where the date of maturity of
interest on or principal of the Securities or the date fixed for redemption of any Securities shall not be a business day, then payment of interest, principal and premium, if any, may be made on the next succeeding business day with the same force and effect as if made on the date of maturity and no interest shall accrue for the period after such date.

                                  SECTION 14.10.

                                  This Indenture may be executed in any number
of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

                                  SECTION 14.11.

                                  This Indenture and each Security shall be
deemed to be a contract made under the law of the State of New York, and for all purposes shall be construed in accordance with the law of said State.


                                ARTICLE FIFTEEN

                          SUBORDINATION OF SECURITIES

                                  SECTION 15.01.

                                  The Company, for itself, its successors and
assigns, covenants and agrees, and each holder of Securities by his acceptance thereof, likewise covenants and agrees, Indebtedness evidenced by such Securities, including the principal of and premium, if any, on, sinking fund requirements therefor, if any, and interest, if any, on each and all of the Securities are hereby expressly subordinated, to the extent and in the manner hereinafter set forth, in right of payment to the prior payment in full of all Senior Indebtedness. The subordination provisions hereof shall be subject to the power of a court of competent jurisdiction to make other equitable provision reflecting the rights conferred in this Indenture upon the Senior Indebtedness and the holders thereof with respect to the Securities and the holders thereof by a lawful plan of reorganization under applicable bankruptcy law.

                                  SECTION 15.02.

                                  In the event of any distribution of assets or
securities of the Company of any kind or character (whether in cash, property or securities) upon any dissolution, winding-up, liquidation or reorganization of the Company, whether voluntary or involuntary and whether in bankruptcy, insolvency, reorganization or receivership proceedings or upon an assignment for the benefit of creditors or any other marshalling of the assets and liabilities of the Company or otherwise,

                                  (a)      the holders of all Senior
                          Indebtedness shall be entitled to receive payment in full of the principal thereof and premium, if any, thereon and interest due thereon before any payment or distribution of any character (whether in cash, securities or property) is made on account of the principal of (and premium, if any), or interest on or sinking fund requirements, if any, for the indebtedness evidenced by the Securities of any series; and

                                  (b)      any payment or distribution of
                          assets or securities of the Company of any kind or character, whether in cash, property or securities, on account of the indebtedness evidenced by the Securities of any series to which the holders of such

                          Securities or the Trustee would be entitled except for the provisions of this Article Fifteen shall be paid or delivered by the Company or any trustee in bankruptcy, receiver, assignee for benefit of creditors, or other liquidating agent making such payment or distribution, directly to the holders of Senior Indebtedness at the time outstanding or their representative or representatives, or to the trustee or trustees under any indenture pursuant to which any instruments evidencing any of such Senior Indebtedness may have been issued, pro rata, as their respective interests may appear, for application to the payment of all such Senior Indebtedness remaining unpaid, to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness; and

                                  (c)      in the event that, notwithstanding
                          the foregoing, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, on account of the indebtedness evidenced by the Securities of any series shall be received by the Trustee or the holders of such Securities before all Senior Indebtedness is paid in full, such payment or distribution shall be received and held for the benefit of, and shall be paid over or delivered to the holders of such Senior Indebtedness or their representative or representatives or to the trustee or trustees under any indenture under which any instrument evidencing any of such Senior Indebtedness may have been issued, pro rata, as their respective interests may appear, for application to the payment of all such Senior Indebtedness, to the extent necessary to pay all such Senior Indebtedness in full after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

The Company shall give prompt written notice to the Trustee of any dissolution, winding-up, liquidation or reorganization of the Company within the meaning of this Section 15.02. Upon any payment or distribution of assets or securities of the Company referred to in this Section 15.02, the Trustee, subject to the provisions of Section 10.01, shall be entitled to rely upon a certificate of the trustee in bankruptcy, receiver, assignee for benefit of creditors or other liquidating agent making such payment or distribution, delivered to the Trustee or to the holders of Securities of any series, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Section 15.02. In the event that the Trustee determines, in good faith, that further evidence is required with respect to the right of any person as a holder of Senior Indebtedness to participate in any payment or distribution pursuant to this Section 15.02, the Trustee may request such person to furnish evidence to the reasonable satisfaction of the Trustee as to the amount of Senior Indebtedness held by such person, as to the extent to which such person is entitled to participate in such payment or distribution, and as to other facts pertinent to the rights of such person under this Section 15.02, and if such evidence is not furnished, the Trustee may defer any payment to such person pending judicial determination as to the right of such person to receive such payment. Nothing in this Section 15.02 shall apply to the claims of, or payments to, the Trustee under or pursuant to Section 10.05.

                                  Subject to the payment in full of all Senior
Indebtedness, the holders of the Securities of any series shall be subrogated to the rights of the holders of Senior Indebtedness to receive payments or distributions of assets or securities of the Company made on the Senior Indebtedness until the principal of and premium, if any, and interest on the Securities shall be paid in full and for purposes of such subrogation, no payments or distributions to the holders of Senior Indebtedness of cash, property, or securities, to which the holders of the Securities or the Trustee would be entitled except for the provisions of this Article Fifteen, and no payment over pursuant to the provisions of this Article Fifteen to the holders of Senior Indebtedness by the holders of the Securities or the Trustee, shall, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of Securities, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article Fifteen are, and are intended, solely for the purpose of defining the relative rights of the holders of the Securities, on the one hand, and the holders of Senior Indebtedness, on the other hand.

                                  SECTION 15.03.

                                  Nothing contained in this Article Fifteen or
elsewhere in this Indenture, or in any of the Securities of any series, is intended to or shall impair, as between the Company, its creditors other than the holders of Senior Indebtedness, and the holders of the Securities, the obligation of the Company, which is absolute and unconditional, to pay to the holders of the Securities the principal of (and premium, if any) and interest on the Securities, as and when the same shall become due and payable in accordance with their terms, or affect the relative rights of the holders of the Securities and creditors of the Company other than the holders of Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the holder of any Security from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the provisions of Article Six and the rights, if any, under this Article Fifteen of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

                                  SECTION 15.04.

                                  (a)  Upon the maturity of any Senior
Indebtedness by lapse of time, acceleration or otherwise, or upon the maturity of the Securities of such series by acceleration thereof under Article 6, then all principal and interest on all such matured Senior Indebtedness, or on all Senior Indebtedness outstanding at the time of such acceleration under Article 6, respectively, shall first be paid in full before any direct or indirect payment (in cash, property, securities, by set-off or otherwise) on account of principal (and premium, if any) or interest is made upon the Securities.

                                  (b)  Upon a default in the payment of
principal (and premium, if any) or interest with respect to any Senior Indebtedness, then, unless and until such default shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (and premium, if any) or interest on the Securities or as a sinking fund, if any, for the Securities (except sinking fund payments, if any, made in Securities acquired by the Company prior to such default), or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities. In the event that, notwithstanding the foregoing, any direct or indirect payment or distribution shall be received by the Trustee or by any holder of the Securities in contravention of the provisions of Section
15.02 or this paragraph (b), then such payments shall be held for the benefit of, and shall be paid over to, the holders of all Senior Indebtedness at the time outstanding or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the pro rata payment of all such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                                  (c)  Upon the happening of an event of
default (other than a default in the payment of principal, premium, if any, or interest) with respect to any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holders thereof to accelerate the maturity thereof, then, unless and until such event of default (other than a default in the payment of principal, premium, if any, or interest) shall have been cured or waived or shall have ceased to exist, no direct or indirect payment (in cash, property, securities, by set-off or otherwise) shall be made or agreed to be made on account of the principal of (and premium, if any) or interest on the Securities or as a sinking fund, if any, for the Securities (except sinking fund payments, if any, made in Securities acquired by the Company prior to such event of default), or in respect of any redemption, retirement, purchase or other acquisition of any of the Securities. In the event that, notwithstanding the foregoing, any direct or indirect payment or distribution shall be received by the Trustee or any holder of the Securities in contravention of the provisions of Section 15.02 or this paragraph (c), then such payments shall be held for the benefit of, and shall be paid over to, the holders of all Senior Indebtedness at the time outstanding or their representative or representatives or to the trustee or trustees under any indenture under which any instruments evidencing any of such Senior Indebtedness may have been issued, as their respective interests may appear, for application to the pro rata payment of all such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution to the holders of such Senior Indebtedness.

                                  SECTION 15.05.

                                  Nothing contained in this Article Fifteen or
elsewhere in this Indenture, or in any of the Securities, shall

                                  (a)  prevent the Company from making any
                          payment on account of principal of (and premium, if any), sinking fund or interest on such Securities, or deposits of moneys for such payments with the Trustee or any paying agent, except during the existence of any of the conditions described in Section 15.02 or
                          Section 15.04, or

                                  (b) prevent the Trustee, notwithstanding the existence of any of the conditions described in
                          Section 15.02 or Section 15.04, from applying any moneys deposited with it hereunder for such purpose to the payment of the principal of (and premium, if any), sinking fund for or interest on the Securities, unless, at least one full business day prior to the date upon which such payment would otherwise (except for the existence of any such condition) become due and payable, the Trustee shall have received written notice of the existence of any such condition and describing the same from the Company or any holder of Senior Indebtedness or any trustee or agent for or similar representative of any such holder, or

                                  (c)  result in charging the Trustee with
                          knowledge of the existence of Senior Indebtedness or, in the absence of written notice of the existence of any condition described in Sections 15.02 or 15.04 hereof, with knowledge of the existence of such condition.

                                  SECTION 15.06.

                                  The Trustee shall be entitled to all the
rights set forth in this Article Fifteen in respect of any Senior Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder. Any amounts due to the Trustee pursuant to Section 10.07 hereof shall be deemed to be Senior Indebtedness.

                                  SECTION 15.07.

                                  No right of any present or future holder of
any Senior Indebtedness of the Company to enforce subordination as herein provided, shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

                                  SECTION 15.08.

                                  Each holder of a Security of any series by
his acceptance thereof (i) hereby irrevocably authorizes and empowers (but without imposing any obligation on) each holder of any Senior Indebtedness at the time outstanding and such holder's representatives, to demand, sue for, collect, receive and receipt for such holder's ratable share of payments and distributions in respect of the Securities which are required to be paid or delivered to the holders of Senior Indebtedness as provided in Sections 15.02 and 15.04 hereof, and to file and prove all claims therefor and take all such other action (including the right to vote such holder's ratable share of such Securities) in the name of the holders of the Securities, or otherwise, as such holder or such holder's representatives may determine to be necessary or appropriate for the enforcement of the provisions of Sections 15.02 and 15.04 above; and (ii) agrees to execute and deliver to each holder of Senior Indebtedness, and such holder's representatives, all such further instruments confirming the authorization hereinabove set forth, and all such powers of attorney, proofs of claim, assignments of claim and other instruments, and to take all such other action as may be requested by such holder or such holder's representatives in order to enable such holder to enforce all claims upon or in respect of such holder's ratable share of the Securities.

                                  Each holder of a Security of any series by
his acceptance thereof authorizes the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Senior Indebtedness and the holders of such Securities, the subordination as provided in this Article Fifteen, and appoints the Trustee his attorney-in-fact for any and all such purposes.

                                  SECTION 15.09.

                                  The Trustee shall not be deemed to owe any
fiduciary duty to the holders of Senior Indebtedness, and shall not be liable to any such holders if it shall mistakenly pay over or distribute to holders of Securities or the Company or any other Person moneys or assets to which any holder of Senior Indebtedness shall be entitled by virtue of this Article Fifteen or otherwise.

                                  SECTION 15.10.

                                  Notwithstanding anything herein contained to
the contrary, all the provisions of this Indenture shall be subject to the provisions of this Article Fifteen, except that this Article Fifteen is subject to the provisions of Section 5.03.

                                  IN WITNESS WHEREOF, The Dial Corp has caused
this Indenture to be executed in its corporate name by one of its officers thereunto duly authorized, and its corporate seal to be hereunto affixed and to be attested by its Secretary or one of its Assistant Secretaries, and Continental Bank, National Association, has caused this Indenture to be executed in its corporate name by one of its authorized officers thereunto duly authorized, all as of June 1, 1994.


                                              THE DIAL CORP

[Seal]
                                              By: ______________________________
Attest:


__________________________________



                                               CONTINENTAL BANK,
                                                 NATIONAL ASSOCIATION,
                                                 as Trustee


[Seal]
                                              By: ______________________________


Attest:


__________________________________

STATE OF             )
                     )  ss.:
COUNTY OF            )



                                 On the ____ day of _______, 1994, before me
personally came ________________________, to me personally known, who, being by me duly sworn, did depose and say that he resides at __________________________; is _____________________ of The Dial Corp, one of the parties described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of The Dial Corp.




                                             _________________________________
                                             Name




______________________
[Notarial Seal]

STATE OF                         )
                                 ) ss.:
COUNTY OF                        )



                                  On the ____ day of _______, 1994, before me
personally came ______________________, to me known, who, being by me duly sworn, did depose and say that he resides at ________________________________; is ___________________________ of ____________________________, one of the
parties described in and which executed the above instrument; and that he signed his name thereto by authority of the board of directors of
_______________________.




                                              _______________________________
                                              Name




______________________
[Notarial Seal]